QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ARRAY BIOPHARMA INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

3200 WALNUT STREET
BOULDER, COLORADO 80301

September 26, 2008

Dear Fellow Stockholder:

        You are cordially invited to attend Array BioPharma Inc.'s Annual Meeting of Stockholders on October 30, 2008, at 2:00 p.m., Mountain Time, at the offices of Array BioPharma Inc., 1825 33rd Street, Boulder, Colorado 80301.

        The matters to be acted on at the Annual Meeting are described in the enclosed notice and Proxy Statement. A proxy card on which to indicate your vote and a postage-paid return envelope are also enclosed as well as a copy of our fiscal year 2008 Annual Report.

        We realize that you may not be able to attend the Annual Meeting and vote your shares in person. However, regardless of your meeting attendance, we need your vote. We urge you to complete, sign and return the enclosed proxy card to ensure that your shares are represented. If you decide to attend the Annual Meeting, you may revoke your proxy at that time and vote your shares in person.

        Please remember that this is your opportunity to voice your opinion on matters affecting Array. We look forward to receiving your proxy and perhaps seeing you at the Annual Meeting.

Sincerely,

Robert E. Conway Chief Executive Officer

Enclosures

3200 WALNUT STREET
BOULDER, COLORADO 80301

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on October 30, 2008

        You are cordially invited to attend the 2008 Annual Meeting of Stockholders of Array BioPharma Inc. to be held on October 30, 2008, at 2:00 p.m., Mountain Time, at the offices of Array BioPharma Inc., 1825 33rd Street, Boulder, Colorado 80301, to consider and vote upon the following matters:

  •
  Election of three Class II directors to serve for a three-year term of office expiring at the 2011 Annual Meeting of Stockholders;

  •
  Approval of two amendments to the Array BioPharma Inc. Employee Stock Purchase Plan, as amended (the "ESPP"), (i) to increase the number of shares of common stock reserved for issuance under the ESPP by 600,000 shares, to an aggregate of 2,250,000 shares, and (ii) to extend the term of the ESPP by an additional ten years, to expire on September 8, 2020;

  •
  Approval of an amendment to the Amended and Restated Array BioPharma Inc. Stock Option and Incentive Plan, as amended (the "Option Plan"), to extend the term of the Option Plan by an additional ten years, to expire on September 8, 2020;

  •
  Ratification of the appointment of KPMG LLP as our independent registered public accountants for the fiscal year ending June 30, 2009; and

  •
  Any other matter that properly comes before the Annual Meeting.

        Only stockholders of record at the close of business on September 2, 2008, will be entitled to vote at the Annual Meeting or any adjournments thereof.

        YOUR VOTE IS VERY IMPORTANT. IF YOU ARE UNABLE TO BE PRESENT AT THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

Sincerely,

Robert E. Conway Chief Executive Officer

Boulder, Colorado
September 26, 2008

3200 WALNUT STREET
BOULDER, COLORADO 80301

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS

To be held on October 30, 2008

        This Proxy Statement is furnished to stockholders of Array BioPharma Inc., a Delaware corporation, in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders of Array to be held on October 30, 2008, at 2:00 p.m., Mountain Time, at the offices of Array BioPharma Inc., 1825 33rd Street, Boulder, Colorado 80301, for the purposes set forth in the Notice of Meeting. This solicitation of proxies is made on behalf of our Board of Directors.

        Holders of record of shares of our common stock as of the close of business on the record date, September 2, 2008, are entitled to receive notice of, and to vote at, the Annual Meeting. The common stock constitutes the only class of securities entitled to vote at the Annual Meeting, and each share of common stock entitles the holder thereof to one vote. At the close of business on September 2, 2008, there were 47,579,801 shares of common stock outstanding.

        Shares represented by proxies in the form enclosed that are properly executed and returned and not revoked will be voted as specified. Where no specification is made on a properly executed and returned form of proxy, the shares will be voted FOR the election of all nominees for Class II directors, FOR the approval of the amendments to the Array BioPharma Inc. Employee Stock Purchase Plan to increase the number of shares reserved for issuance thereunder by 600,000 and to extend the term thereof by an additional 10 years, FOR approval of the amendment to the Amended and Restated Array BioPharma Inc. Stock Option and Incentive Plan to extend the term thereof by an additional 10 years, and FOR the ratification of the appointment of KPMG LLP as our independent registered public accountants for the fiscal year ending June 30, 2009. We know of no other business to be transacted at the Annual Meeting. If other matters requiring a vote do arise, the persons named in the proxy intend to vote in accordance with their judgment on such matters.

        To be voted, proxies must be filed with our Secretary prior to the time of voting. Proxies may be revoked at any time before they are exercised by filing with our Secretary a notice of revocation or a later dated proxy, or by voting in person at the Annual Meeting.

        Our 2008 Annual Report to Stockholders for the fiscal year ended June 30, 2008 is enclosed with this Proxy Statement. This Proxy Statement, the Proxy Card and the 2008 Annual Report to Stockholders were mailed to stockholders on or about September 26, 2008. Our executive offices are located at 3200 Walnut Street, Boulder, Colorado 80301.

 PROPOSAL 1
ELECTION OF DIRECTORS

Board of Directors

        Our Board of Directors is composed of nine members divided into three classes having staggered three-year terms. At each Annual Meeting of Stockholders, the successors to the class of directors whose terms expired are elected to serve three-year terms. The terms of the Class II directors will expire at the Annual Meeting. The current Class II directors are Marvin H. Caruthers, Ph.D., Robert E. Conway and Kyle A. Lefkoff. Dr. Caruthers, Mr. Conway and Mr. Lefkoff have been nominated for reelection at the Annual Meeting as directors to hold office until the 2011 Annual Meeting of Stockholders or until their successors are elected and qualified. Each of the nominees has consented to serve a term as a Class II director. Should any or all of the nominees become unable to serve for any reason prior to the Annual Meeting, the Board of Directors may designate substitute nominees, in which event the persons named in the enclosed proxy will vote for the election of such substitute nominee or nominees, or may reduce the number of directors on the Board of Directors.

Class II Director Nominees for Election to Term Expiring 2011

        The three directors standing for election are as follows:

        Marvin H. Caruthers, Ph.D., 68, has served as a member of our Board of Directors since August 1998. Since 1979, Dr. Caruthers has been a Distinguished Professor of Biochemistry and Chemistry at the University of Colorado, Boulder. Dr. Caruthers is a member of the National Academy of Sciences and the American Academy of Arts and Sciences and was previously a member of the Scientific Advisory Board of Amgen Inc. Dr. Carruthers serves on the Board of Directors of privately-held Barofold Inc. Dr. Caruthers received a B.S. in chemistry from Iowa State University and a Ph.D. in chemistry from Northwestern University.

        Robert E. Conway, 54, has served as our Chief Executive Officer and a member of our Board of Directors since November 1999. Prior to joining Array, Mr. Conway was the Chief Operating Officer and Executive Vice President of Hill Top Research, Inc. from 1996 to 1999. From 1979 until 1996, Mr. Conway held various executive positions for Corning, Inc., including Corporate Vice President and General Manager of Corning Hazleton, Inc., a preclinical contract research organization. Mr. Conway serves on the Board of Directors of DEMCO, Inc. and PRA International. In addition, Mr. Conway is a member of the Strategic Advisory Committee of Genstar Capital, LLC and is on the board of the Biotechnology Industry Organization. Mr. Conway received a B.S. in accounting from Marquette University and an M.B.A. from the University of Cincinnati, and is a Certified Public Accountant.

        Kyle A. Lefkoff, 49, has served as the Chairman of our Board of Directors since May 1998. Since 1995, Mr. Lefkoff has been a General Partner of Boulder Ventures Limited, a venture capital firm and a prior investor in our company. From 1986 until 1995, Mr. Lefkoff was employed by Colorado Venture Management, a venture capital firm. Mr. Lefkoff serves on the Board of Directors for a number of private companies, including: Barofold Inc., ARCA biopharma Inc., Centerstone Technologies, Inc., MiraGen Inc., Hiberna Corporation and Trust Company of America. Mr. Lefkoff received a B.A. in economics from Vassar College and an M.B.A. from the University of Chicago.

Required Vote

        The three nominees for director will be elected upon a favorable vote of a plurality of the votes cast at the Annual Meeting. Shares represented by proxies cannot be voted for more than the three nominees for director.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF EACH OF THE NOMINEES FOR ELECTION AS CLASS II DIRECTORS TO THE BOARD.

Directors Continuing in Office

         Term Expiring 2009—Class III.    The following Class III directors have terms expiring at the Annual Meeting of Stockholders in 2009:

        Francis J. Bullock, Ph.D., 71, has served as a member of our Board of Directors since May 1998. Dr. Bullock is currently an independent consultant. From 2002 to 2003, Dr. Bullock was a Senior Advisor for the Strategic Decisions Group, a management consulting firm. From 1993 to 2002, Dr. Bullock was a senior consultant for Arthur D. Little, Inc., focused on pharmaceutical and biotechnology research and development, as well as the fine chemicals and agricultural chemicals industries. From 1981 to 1993, Dr. Bullock served as Senior Vice President, Research Operations at Schering-Plough Research Institute. Dr. Bullock serves on the Board of Directors for GTC Biotherapeutics, ARCA biopharma Inc. and Atherex. Dr. Bullock received a B.S. in pharmacy from the Massachusetts College of Pharmacy, an A.M. in organic chemistry and a Ph.D. in organic chemistry from Harvard University.

        Kevin Koch, Ph.D., 48, is a Co-Founder of Array and has served as our President, Chief Scientific Officer and a member of our Board of Directors since May 1998. Prior to forming Array, Dr. Koch was an Associate Director of Medicinal Chemistry and Project Leader for the Protease Inhibitor and New Leads project teams for Amgen Inc. from 1995 to 1998. From 1988 until 1995, Dr. Koch held various positions with Pfizer Central Research, including Senior Research Investigator and Project Coordinator for the Cellular Migration and Immunology Project Teams. From 1998 to 2003, Dr. Koch was an elected board member of the Inflammation Research Association. Dr. Koch received a B.S. in chemistry and biochemistry from the State University of New York at Stony Brook and a Ph.D. in synthetic organic chemistry from the University of Rochester.

        Douglas E. Williams, Ph.D., 50, has served as a member of our Board of Directors since April 2004. He currently serves as President of ZymoGenetics, Inc. From September 2003 to August 2004, Dr. Williams served as Seattle Genetics' Chief Scientific Officer, Executive Vice President and a member of their Board of Directors. Prior to joining Seattle Genetics, from November 2002 to August 2003, Dr. Williams was Head of Health and Strategic Development for Genesis Research & Development, a biotechnology company located in New Zealand. From July to October 2002, he served as Senior Vice President, Washington Site Leader and a member of the Executive Committee for Amgen, Inc. Dr. Williams joined Amgen in July 2002 when it acquired Immunex Corporation, where he worked for 14 years, most recently serving as Executive Vice President, Chief Technology Officer and a member of Immunex's Board of Directors. Prior to his work at Immunex, Dr. Williams served on the faculty of the Indiana University School of Medicine and the Department of Laboratory Medicine at the Roswell Park Memorial Institute. He serves on the boards of privately-held Aerovance, Inc. and of publicly traded Anadys Pharmaceuticals, Inc. and is a member of the Scientific Advisory Board of Symphony Capital. Dr. Williams holds a B.S. magna cum laude in Biological Sciences from the University of Massachusetts, Lowell and a Ph.D. in Physiology from the State University of New York at Buffalo, Roswell Park Division.

         Term Expiring 2010—Class I.    The following Class I directors have terms expiring at the Annual Meeting of Stockholders in 2010:

        David L. Snitman, Ph.D., 56, is a Co-Founder of Array and has served as our Chief Operating Officer, our Vice President of Business Development and a member of our Board of Directors since May 1998. Prior to forming Array, Dr. Snitman held various positions with Amgen Inc. since December 1981, including Associate Director, New Products and Technology and Manager of Amgen's Boulder research facility. Dr. Snitman currently serves on the Board of Directors of privately-held Barofold Inc. Dr. Snitman received a B.S. in chemistry from Northeastern University and a Ph.D. in the synthesis of natural products from the University of Colorado, and was a National Institutes of Health Postdoctoral Fellow at the Massachusetts Institute of Technology.

        Gil J. Van Lunsen, 66, has served as a member of our Board of Directors since October 2002. Prior to his retirement in June 2000, Mr. Van Lunsen was a Managing Partner of KPMG LLP and led the firm's Tulsa, Oklahoma office. During his 33-year career, Mr. Van Lunsen held various positions of increasing responsibility with KPMG and was elected to the partnership in 1977. Mr. Van Lunsen is currently a member of the Audit Committee at ONEOK Partners, L.P. in Tulsa, Oklahoma. Mr. Van Lunsen received a B.S./B.A. in Accounting from the University of Denver and is a Certified Public Accountant.

        John L. Zabriskie, Ph.D., 69, has served as a member of our Board of Directors since January 2001. Dr. Zabriskie is Co-Founder and Director of Puretech Ventures, LLC, and the past Chairman of the Board, Chief Executive Officer and President of NEN Life Science Products, Inc., a leading supplier of kits for labeling and detection of DNA. Prior to joining NEN Life Science Products, Dr. Zabriskie was President and Chief Executive Officer of Pharmacia and Upjohn Inc. As Chairman of the Board and Chief Executive Officer of Upjohn, Dr. Zabriskie led the Upjohn project, which resulted in the $12 billion merger of equals with Pharmacia. Prior to joining Upjohn in 1994, Dr. Zabriskie was Executive Vice President for Merck & Co., Inc. Dr. Zabriskie currently serves on the Board of Directors of Kellogg Co., and of privately-held Cellicon Biotechnologies, Inc., Protein Forest Inc., Puretech Ventures and ARCA biopharma Inc. Dr. Zabriskie received his undergraduate degree in chemistry from Dartmouth College and his Ph.D. in organic chemistry from the University of Rochester.

Meetings of the Board of Directors and Committees of the Board of Directors

        Our Board of Directors held six meetings during the fiscal year ended June 30, 2008. During the fiscal year, all of the directors attended at least 75% of the aggregate of (i) all meetings of the Board of Directors and (ii) all meetings of committees of which such director was a member, except Dr. Williams, who attended one of the three meetings of the Compensation Committee.

Committees of the Board of Directors

        Our Board of Directors has established three standing committees, a Compensation Committee, an Audit Committee and a Corporate Governance Committee. Each of the standing committees has adopted a written charter which is available on the Investor Relations portion of our website at www.arraybiopharma.com. The Corporate Governance Guidelines adopted by the Board of Directors are also available on our website.

         Compensation Committee.    The Compensation Committee is responsible for determining executive officers' compensation, evaluating the performance of the Chief Executive Officer and administering the Amended and Restated Array BioPharma Inc. Stock Option and Incentive Plan, the Array BioPharma Inc. Employee Stock Purchase Plan and our Deferred Compensation Plan. The Compensation Committee held three meetings during the fiscal year ended June 30, 2008. Mr. Lefkoff (chair), Dr. Bullock, Dr. Caruthers and Dr. Williams are the members of the Compensation Committee. The Board of Directors has determined that all of the current members of our Compensation Committee are independent as defined by applicable Nasdaq Marketplace Rules. The report of the Compensation Committee appears on page 25.

         Audit Committee.    The Audit Committee is responsible for (1) retaining, overseeing and approving the fees of our independent public accountants, (2) reviewing audit plans and results with our independent public accountants, (3) reviewing the independence of the independent public accountants, (4) pre-approving all audit and non-audit fees, and (5) reviewing our internal accounting controls and discussing the adequacy of those controls with our Chief Executive Officer and Chief Financial Officer. The Audit Committee is also responsible for reviewing and approving transactions in which Array participates and in which related parties have a direct or indirect material interest. The Audit

Committee held five meetings during the fiscal year ended June 30, 2008. The members of the Audit Committee are Mr. Van Lunsen (chair), Dr. Zabriskie and Mr. Lefkoff. The Board of Directors has determined that all of the members of the Audit Committee meet the independence standards for audit committee members under applicable rules of the Securities and Exchange Commission and the applicable Nasdaq Marketplace Rules. The Board of Directors has also determined that Mr. Lefkoff, Mr. Van Lunsen and Dr. Zabriskie qualify as "audit committee financial experts" as defined by applicable rules of the Securities and Exchange Commission. The report of the Audit Committee appears on page 19.

         Corporate Governance Committee.    The Corporate Governance Committee is responsible for the implementation of Array's Corporate Governance Guidelines and the evaluation and recommendation to the Board of Directors of candidates for election to the Board. The Committee also recommends policies and standards for evaluating the overall effectiveness of the Board of Directors in the governance of Array and such other activities as the Board of Directors may delegate to it from time to time. The Corporate Governance Committee will consider director nominations from our stockholders. The Corporate Governance Committee has not received any recommended nominations from any stockholders in connection with the 2008 Annual Meeting. See the sections below entitled "Stockholder Proposals for 2009 Annual Meeting" and "Stockholder Nominations to the Board of Directors" for information on submitting director nominations and other proposals for annual stockholder meetings. The Corporate Governance Committee held one meeting during the fiscal year ended June 30, 2008. Dr. Zabriskie (chair), Mr. Lefkoff and Dr. Bullock are members of the Corporate Governance Committee, and the Board of Directors has determined that all of them are independent as defined by applicable Nasdaq Marketplace Rules.

Stockholder Communications with the Board of Directors

        Stockholders and other interested parties may communicate with members of the Board of Directors by writing to them at the following address:

    Array BioPharma Board of Directors
    c/o Array BioPharma Inc.
    3200 Walnut Street
    Boulder, CO 80301

    or by e-mail at BoardofDirectors@arraybiopharma.com

        Our General Counsel will receive all communications addressed to the Board of Directors and, after copying them for the company's files, will forward each communication (by U.S. mail or other reasonable means determined by the General Counsel) to the director or directors to whom the communication is addressed.

        Our General Counsel is not required to forward any communication determined in good faith to be frivolous, hostile, threatening, illegal or similarly unsuitable or to be unrelated to the duties and responsibilities of the Board. The General Counsel will retain copies of such communications in the company's files and make them available to any member of the Board of Directors at their request.

        Any communication subject to this policy that is addressed to the Chairman of the Audit Committee, the non-management members of the Board of Directors as a group or the independent members of the Board of Directors as a group will be shared with management only upon the instruction of the Chairman of the Audit Committee. All other communications will be shared with management at the time they are forwarded to the Board of Directors.

Director Attendance at Annual Meetings

        All directors are strongly encouraged to attend each of our annual stockholder meetings, unless a director is not standing for reelection and his or her term is to expire at that meeting. All of our directors except Dr. Caruthers attended our 2007 Annual Meeting.

PROPOSAL 2
APPROVAL OF AMENDMENTS TO EMPLOYEE STOCK PURCHASE PLAN

        The Array BioPharma Inc. Amended and Restated Employee Stock Purchase Plan (referred to as the "ESPP") allows eligible employees of Array to acquire shares of our common stock at a discount through payroll deductions. The ESPP is intended to benefit Array and our stockholders by motivating our employees to contribute to the growth and success of our operations and encouraging them to remain employed by us by giving them an ownership stake in our company. Highly qualified employees are critical to our success and to our ability to achieve our strategic goals. We believe that equity incentives are essential for us to remain competitive in the marketplace for qualified personnel and that the ESPP is an important ingredient in our equity compensation offerings.

        On September 11, 2008, the Board of Directors unanimously adopted, subject to stockholder approval, amendments to the ESPP (i) to increase the number of shares of common stock reserved for issuance under the ESPP by 600,000 shares, to an aggregate of 2,250,000 shares, and (ii) to extend the current term of the ESPP by ten years, to expire on September 8, 2020.

        As of September 1, 2008, there were 209,158 shares of common stock authorized and available for future issuance under the ESPP. We expect our headcount to continue to grow and that participation in the ESPP will increase. Accordingly, the Board of Directors believes that the current term and the remaining authorized shares under the ESPP are insufficient to meet our needs and that an increase in the number of shares available for issuance under the ESPP and an extension of the term is necessary to allow us to continue to provide this form of equity compensation that we believe helps us to attract, motivate and retain key employees.

        As of September 1, 2008, there were 204 employees participating in the ESPP. Because participation in the ESPP is subject to the discretion of each eligible employee and the amounts received by participants under the ESPP are subject to the fair market value of our common stock on future dates, the benefits or amounts that will be received by any participant or groups of participants if the ESPP is approved are not currently determinable. As of September 1, 2008, there were six executive officers and 373 other employees of Array who were eligible to participate in the ESPP.

        We intend to register the additional 600,000 shares in a Registration Statement on Form S-8 under the Securities Act of 1933 as soon as practicable after receiving stockholder approval.

        The summary of the material provisions of the ESPP set forth below is qualified in its entirety by the complete text of the ESPP, a copy of which is attached as Appendix A to this Proxy Statement.

Summary of Material Provisions of the ESPP

        Our Board of Directors adopted and our stockholders approved the ESPP in September 2000, effective upon the closing of our initial public offering in November 2000. Amendments to our ESPP were subsequently adopted by our Board of Directors on November 17, 2000, on September 12, 2002 (which amendments were approved by our stockholders on October 31, 2002), on April 29, 2004 and on December 9, 2005 (which amendments were approved by our stockholders on November 2, 2006). The ESPP permits eligible employees to elect to have a portion of their pay deducted by us to purchase shares of our common stock at a discount. The Compensation Committee determines the length and duration of the periods, known as offering periods, during which payroll deductions will be accumulated to purchase shares of common stock. Within a single offering period, we may permit periodic purchases of stock during periods, known as purchase periods.

        We currently have a 12-month offering period that ends on December 31 of each year and two six-month purchase periods ending on June 30 and December 31 of each year. However, if our closing stock price on July 1 is lower than our closing stock price on January 1, then the original 12-month offering period terminates and the purchase rights under the original offering period roll forward into a new six-month offering period with a corresponding purchase period that begins July 1 and ends December 31. As a result, the purchase price for purchases made on behalf of the participants on December 31 is equal to 85% of the lowest stock price on January 1, July 30 or December 31, of that year. The Compensation Committee may modify the duration of the offering periods and the purchase periods in the future.

         Administration.    The ESPP is administered by the Compensation Committee. The Compensation Committee has the authority to interpret the ESPP, to prescribe, amend and rescind rules relating to it, and to make all other determinations necessary or advisable in administering the ESPP. All of the Compensation Committee's determinations will be final and binding.

         Shares Subject to the ESPP.    Currently, we have reserved 1,650,000 shares of common stock for issuance under our ESPP. Our stockholders are being asked to approve at this Annual Meeting an increase in this number to an aggregate of 2,250,000 shares. If there is any increase or decrease in the number of shares of common stock without receipt of consideration by Array (for instance, by a recapitalization or stock split), there may be a proportionate adjustment to the number and kinds of shares that may be purchased under the ESPP.

         Eligibility.    All of our employees whose customary employment is for more than five months in any calendar year are eligible to participate in this plan, provided that any employee who would own 5% or more of the total combined voting power or value of our common stock immediately after any grant is not eligible to participate. An employee must be employed on the last day of the purchase period in order to acquire stock under the ESPP, unless the employee has retired, died or become disabled, been laid off or is on an approved leave of absence.

         Participation Election.    An eligible employee may become a participant in the ESPP by completing an election to participate in the ESPP on a form we provide and submitting that form to our payroll department. The form authorizes us to have deductions, not to exceed 15% of pay, made from pay on each payday following enrollment in the ESPP. The deductions or contributions are credited to the employee's account under the ESPP. A participating employee may only increase or decrease his or her payroll deduction or periodic cash payments to take effect on the first day of the next purchase period, by delivering to Array a new form regarding election to participate in the ESPP. A participating employee may terminate payroll deductions or contributions at any time, and the amounts in the employee's account will be returned to the employee, and the employee's option to purchase shares under the ESPP will terminate, unless the employee notifies us not to have such amounts distributed, in which case the amounts will remain in the employee's account and available to purchase shares during the applicable offering period under the ESPP.

         Purchase Price.    Rights to purchase shares of our common stock are deemed granted to participating employees as of the first trading day of each offering period. The purchase price for each share (the "Purchase Price") is set by the Compensation Committee, but may not be less than 85% of the fair market value of our common stock on (i) the first trading day of the offering period or (ii) the day on which the shares are purchased (the "Purchase Date"), whichever is lower. The Compensation Committee has approved a Purchase Price equal to 85% of the lower of these two amounts, but may modify this Purchase Price in the future subject to the limitation described in this paragraph.

         Purchase Limit.    No employee may purchase common stock in any calendar year under the ESPP having an aggregate fair market value in excess of $25,000, determined as of the first trading date of the offering period. The value of any shares acquired under any other "employee stock purchase plans" that may be adopted by Array or any parent or subsidiary are included in calculating this maximum.

         Purchase of Common Stock.    On the Purchase Date, a participating employee is credited with the number of whole shares of common stock purchased under the ESPP for the applicable offering period. Common stock purchased under the ESPP is held by a broker we designate. We may require shares be retained with such broker for a designated period of time, and may impose a holding period requirement of up to twelve months from the Purchase Date for shares of common stock purchased by participating employees under the ESPP. We may also establish procedures to permit tracking of disqualifying dispositions of such shares or to restrict transfer of such shares.

        If in any purchase or offering period the number of unsold shares that may be made available for purchase under the ESPP is insufficient to permit eligible employees to exercise their rights to purchase shares, a participation adjustment will be made, and the number of shares purchasable by all participating employees will be reduced proportionately. Any funds remaining in a participating employee's account will be refunded.

         Termination of Participation.    A participating employee will be refunded all monies in his or her account, and his or her participation in the ESPP will be terminated, if, prior to the Purchase Date: (i) the employee ceases to be eligible to participate in the ESPP, (ii) the Board of Directors terminates the ESPP (provided, that, termination of the ESPP will not impair the vested rights of the participant), or (iii) the participating employee leaves the employ of Array, other than by retirement, or is discharged for cause.

        If a participating employee terminates participation in the ESPP because of his or her retirement or death, or because of an involuntary termination of employment without cause, the employee (or his or her representative in the event of death) can choose to either: (i) purchase common stock on the Purchase Date with the amounts then accumulated in the employee's account or (ii) have all monies in the employee's account refunded.

         Lay-off, Authorized Leave of Absence or Disability.    During any period of absence of the employee from work due to lay-off, authorized leave of absence or disability, the employee can elect (i) to have payroll deductions suspended or (ii) to make periodic payments to the ESPP in cash. If the participating employee returns to active service prior to the Purchase Date, the employee's payroll deductions will be resumed. If the employee did not make periodic cash payments during the employee's period of absence, the employee may elect to either: (x) make up any deficiency in the employee's account resulting from a suspension of payroll deductions by an immediate cash payment; (y) not to make up the deficiency in his or her account, in which event the number of shares to be purchased by the employee will be reduced to the number of whole shares which may be purchased with the amount, if any, credited to the employee's account on the Purchase Date; or (z) withdraw the amount in the employee's account and terminate the employee's option to purchase. If a participating employee's period of lay-off, authorized leave of absence or disability terminates on or before the Purchase Date, and the employee has not resumed active employment with Array or a participating affiliate, the employee will receive a distribution of his or her account.

         Assignment.    No participating employee may assign his or her rights to purchase shares of common stock under the ESPP, whether voluntarily, by operation of law or otherwise. Any payment of cash or issuance of shares of common stock under the ESPP may be made only to the participating employee (or, in the event of the employee's death, to the employee's estate). Once a stock certificate has been issued to the employee or for his or her account, such certificate may be assigned the same as any other stock certificate.

         Amendment of Plan.    The Board of Directors may, at any time, amend the ESPP in any respect; provided, however, that without approval of our stockholders, no amendment can be made by the Board of Directors (i) increasing the number of shares that may be made available for purchase under the ESPP or (ii) changing the eligibility requirements for participating in the ESPP. In addition, no amendment may be made to the ESPP that impairs the vested rights of participating employees.

         Termination of Plan.    The Board of Directors may terminate the ESPP at any time and for any reason or for no reason, provided that such termination shall not impair any rights of participants that have vested at the time of termination. The ESPP will, without further action of the Board of Directors, terminate at the earlier of (i) the expiration of the term of the ESPP, which is currently September 8, 2010, and (ii) such time as all shares of common stock that may be made available for purchase under the ESPP have been issued. If Proposal 2 is approved by the stockholders, the term of the ESPP will expire on September 8, 2020.

         Reorganizations.    Upon a reorganization in which we are not the surviving corporation or a sale of assets or stock, the ESPP and all rights outstanding shall terminate, except to the extent provision is made in writing in connection with such transaction for the continuation or assumption of the ESPP, or for the substitution of the rights under the ESPP with rights covering the stock of the successor corporation.

         No Employment Rights.    Neither the ESPP nor any right to purchase common stock under the ESPP confers upon any employee any right to continued employment with Array or a participating affiliate.

Federal Income Tax Consequences

        The ESPP is intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code. Amounts withheld from pay under the ESPP are taxable income to participating employees in the year in which the amounts otherwise would have been received, but the participating employees will not be required to recognize additional income for federal income tax purposes either at the time the employee is deemed to have been granted a right to purchase common stock (on the first day of an offering period) or when the right to purchase common stock is exercised (on the last day of the purchase period).

        If the participating employee holds the common stock purchased under the ESPP for at least two years after the first day of the offering period in which the common stock was acquired (the "Grant Date") and for at least one year after the date the common stock is purchased, when the participating employee disposes of the common stock, he or she will recognize as ordinary income an amount equal to the lesser of:

        (i)    the excess of the fair market value of the common stock on the date of disposition over the price paid for the common stock; or

        (ii)   the fair market value of the common stock on the Grant Date multiplied by the discount percentage for stock purchases under the ESPP. The discount percentage is currently 15%, although we may use a lesser discount percentage, including a zero discount percentage.

        If the participating employee disposes of the common stock within two years after the Grant Date or within one year after the date the common stock is purchased, he or she will recognize ordinary income equal to the fair market value of the common stock on the last day of the purchase period in which the common stock was acquired less the amount paid for the common stock. The ordinary income recognition pertains to any disposition of common stock acquired under the ESPP (such as by sale, exchange or gift).

        Upon disposition of the common stock acquired under the ESPP, any gain realized in excess of the amount reported as ordinary income will be reportable by the participating employee as a capital gain, and any loss will be reportable as a capital loss. Amounts required to be reported as ordinary income on the disposition of the common stock may be added to the purchase price in determining any remaining capital gain or loss. Capital gain or loss will be long-term if the employee has satisfied the two-year holding period requirement described above or, in any event, if the employee has held the common stock for at least one year. Otherwise, the capital gain or loss will be short-term.

        If the participating employee satisfies the two-year holding period for common stock purchased under the ESPP, we will not receive any deduction for federal income tax purposes with respect to that common stock or the right under which it was purchased. If the employee does not satisfy the two-year holding period, we will be entitled to a deduction in an amount equal to the amount that is considered ordinary income. Otherwise, the ESPP has no tax effect on Array.

        The foregoing tax discussion is a general description of certain expected federal income tax results under current law. No attempt has been made to address any state and local, foreign or estate and gift tax consequences that may arise in connection with participation in the ESPP.

Plan Benefits Under Array BioPharma Inc. Employee Stock Purchase Plan

        The following table sets forth, for our Chief Executive Officer, our Chief Financial Officer and the three other most highly compensated executive officers named in this proxy statement, all current executive officers as a group and all other employees who participated in the ESPP as a group: (a) the number of shares of common stock purchased under the ESPP during the year ended June 30, 2008, and (b) the dollar value of the benefit, which is calculated as the fair market value per share of the common stock on the date of purchase, minus the purchase price per share of common stock under the ESPP:

Name of Individual and Position or Identity of Group	Number of Shares Purchased (#)(1)	Dollar Value of Benefit ($)(1)
Robert E. Conway, Chief Executive Officer	619	$782
Kevin Koch, Ph.D., President and Chief Scientific Officer	—	—
David L. Snitman, Ph.D., Chief Operating Officer and Vice President, Business Development	—	—
John Yates, Chief Medical Officer	—	—
R. Michael Carruthers, Chief Financial Officer	332	419
All current executive officers as a group (6 persons)	2,390	3,019
All other employees as a group	143,675	181,462

(1)
Consists of shares purchase under the ESPP as of December 31, 2007 and does not include shares for which purchase rights have accumulated under the ESPP for the offering period that began January 1, 2008 as the number of shares purchased and the dollar value of those shares are not determinable.

 Equity Compensation Plan Information

        The following table provides information as of June 30, 2008 about the shares of common stock that may be issued upon the exercise of options, warrants and rights under our existing equity compensation plans, which include the Amended and Restated Array BioPharma Inc. Stock Option and Incentive Plan and the Array BioPharma Inc. Employee Stock Purchase Plan.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-Average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans excluding securities reflected in column (a)
Equity compensation plans approved by stockholders:
Amended and Restated Array BioPharma Inc. Stock Option and Incentive Plan(1)	8,386,583	$7.81	5,683,890
Array BioPharma Inc. Employee Stock Purchase Plan(2)	—	—	209,158
Equity compensation plans not approved by stockholders	—	—	—

Total	8,386,583		5,893,048

(1)
The shares available for issuance under the Amended and Restated Array BioPharma Inc. Stock Option and Incentive Plan is increased automatically by an amount equal to the difference between (a) 25% of our issued and outstanding shares of capital stock (on a fully diluted, as converted basis), and (b) the sum of the shares relating to outstanding option grants plus the shares available for future grants under such Option and Incentive Plan.

(2)
The number of securities remaining available for future issuance does not include the additional 600,000 shares proposed to be authorized for issuance under the Employee Stock Purchase Plan for which stockholder approval is being sought at the 2008 Annual Meeting.

Required Vote

        The approval by the affirmative vote of the holders of a majority of the shares of common stock present or represented and entitled to vote at the Annual Meeting is required to approve the amendments to the ESPP. Abstentions will have the same effect as a negative vote. Broker "non-votes" will not be counted for purposes of approving Proposal 2.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF THE AMENDMENTS TO THE EMPLOYEE STOCK PURCHASE PLAN CONTAINED IN PROPOSAL 2.

 PROPOSAL 3
AMENDMENT TO THE
AMENDED AND RESTATED ARRAY BIOPHARMA INC. STOCK OPTION AND INCENTIVE PLAN

        The Board of Directors approved an amendment to the Amended and Restated Array BioPharma Inc. Stock Option and Incentive Plan (which we refer to as the "Option Plan") on September 11, 2008, subject to approval by the stockholders. The purpose of the amendment is to extend the term of the Option Plan by an additional 10 years, to expire on September 8, 2020.

        The purpose of the Option Plan is to enhance our ability to attract, retain and compensate highly qualified officers, scientists, key employees and other persons, and to motivate them to serve Array and focus their efforts on improving our business results and earnings, by providing them with an opportunity to acquire equity in Array. Our ability to attract and retain qualified employees is critical to our success. We believe that equity compensation is an essential component of our compensation package that allows us to remain competitive in the marketplace for qualified personnel. This compensation package has been offered to all employees and generally includes grants of stock options to new hires and grants to existing employees based on individual performance and made to coincide with the full vesting of prior grants to such employees. Typically, these option grants vest annually over a four-year period.

        We expect our headcount will continue to grow and that stock options will continue to be significant in attracting and compensating qualified employees. Therefore, the Board of Directors desires to extend the current term of the Option Plan, which is scheduled to expire on September 8, 2010, by an additional 10 years to September 8, 2020.

        The proposed amendment does not alter the considerations of the Compensation Committee with respect to grants under the Option Plan. Because the award of options is within the discretion of the Compensation Committee, it is not possible to determine at this time the amount of any option awards that may be made to officers or other employees. At this time, however, we have no commitments to grant options to purchase the proposed additional authorized shares of common stock upon approval of this proposal. As of September 1, 2008, there were 6 executive officers, 6 non-employee directors and 373 other employees eligible to receive option grants under the Option Plan.

        As of September 1, 2008, there were 5,734,424 shares of common stock reserved for issuance and not subject to outstanding awards under the Option Plan. Of these shares, 5,734,424 shares may be issued as incentive stock options. The Option Plan provides that the number of shares of common stock reserved for issuance under the Option Plan will be increased, but not decreased, by any additional authorized shares. Additional authorized shares, for purposes of the Option Plan, means on any given day the difference between:

  •
  25% of our issued and outstanding shares of common stock, on a fully diluted, as converted basis, minus

  •
  the number of outstanding shares relating to awards under the Option Plan, plus

  •
  the number of shares available for future grants of awards under the Option Plan on that date.

        If any shares covered by an award are not purchased or are forfeited, or if an award otherwise terminates without delivery of any common stock, then the number of shares of common stock counted against the aggregate number of shares available under the plan with respect to the award will, to the extent of any such forfeiture or termination, again be available for making awards under the Option Plan.

        The summary of the material provisions of the Option Plan set forth below is qualified in its entirety by the complete text of the Option Plan, a copy of which is attached as Appendix B to this Proxy Statement.

Summary of Material Provisions of the Option Plan

         Administration.    The Option Plan is administered by our Compensation Committee. Subject to the terms of the Option Plan, the Compensation Committee may select participants to receive awards, determine the types of awards and terms and conditions of awards, and interpret provisions of the Option Plan. To the extent determined by the Board of Directors, the Compensation Committee is required to be composed of no fewer than three directors who are intended to be "non-employee directors" as defined in Rule 16b-3 under the Securities Exchange Act and "outside directors" for purposes of Section 162(m) of the Internal Revenue Code.

         Eligibility.    Awards may be made under the Option Plan to our employees, officers, directors or consultants, or to any of our affiliates, or their officers or directors, and to any other individual whose participation in the Option Plan our Compensation Committee determines to be in our best interests.

         Amendment or Termination of the Option Plan.    The Board of Directors may terminate or amend the Option Plan at any time and for any reason as long as the amendment does not adversely impair the rights of grantees with respect to outstanding awards. Unless terminated earlier, the Option Plan will terminate in September 2010. If Proposal 3 is approved by the stockholders, the Option Plan will terminate in September 2020. Amendments will be submitted for stockholder approval to the extent required by the Internal Revenue Code or other applicable laws.

         Options.    We may grant options under the Option Plan that are either intended to qualify as incentive stock options under the Internal Revenue Code or not to qualify as incentive stock options, referred to as non-qualified stock options.

        The exercise price of each stock option may not be less than 100% of the fair market value of our common stock on the date of grant. In the case of specified 10% stockholders who receive incentive stock options, the exercise price may not be less than 110% of the fair market value of our common stock on the date of grant. An exception to these requirements is made for options that we grant in substitution for options held by employees of companies that we acquire. In this case, the exercise price is adjusted to preserve the economic value of the employee's stock option from his or her former employer.

        The term of each stock option is fixed by the Compensation Committee and may not exceed 10 years from the date of grant. The Compensation Committee determines when each option may be exercised and the period of time, if any, after retirement, death, disability or termination of employment during which options may be exercised. Options granted under our current Plan, however, are generally exercisable, to the extent vested, for up to 90 days after the optionee terminates employment without cause if the termination occurs more than six months after the option is granted, unless the option agreement provides otherwise.

        Options may be exercisable in installments. Options granted to employees under the Option Plan generally vest 25% per year over a four-year period based on continued service with us, unless the option agreement provides otherwise. Options granted to directors generally vest annually in three equal installments over the three-year term of office of our directors. The exercisability of options may be accelerated by the Compensation Committee.

        In general, an optionee may pay the exercise price of an option by cash, check, by tendering shares of our common stock, which if acquired from us have been held by the optionee for at least six months, or by means of a broker-assisted cashless exercise.

        Stock options granted under our Plan may not be sold, transferred, pledged or assigned other than by will or under applicable laws of descent and distribution. However, we may permit limited transfers of non-qualified options for the benefit of immediate family members of grantees to help with estate planning concerns.

         Other Awards.    The Compensation Committee may also award under the Option Plan:

  •
  shares of common stock subject to restrictions;

  •
  deferred stock, credited as deferred stock units, but ultimately payable in the form of unrestricted shares of common stock in accordance with the participant's deferral election;

  •
  common stock units subject to restrictions;

  •
  unrestricted shares of common stock, which are shares of common stock issued at no cost or for a purchase price determined by the Compensation Committee which are free from any restrictions under the Option Plan;

  •
  dividend equivalent rights entitling the grantee to receive credits for dividends that would be paid if the grantee had held a specified number of shares of common stock;

  •
  a right to receive a number of shares or, in the discretion of the Compensation Committee, an amount in cash or a combination of shares and cash, based on the increase in the fair market value of the shares underlying the right during a stated period specified by the Compensation Committee;

  •
  a right to receive a number of shares, subject to the attainment of specified performance goals; and

  •
  performance and annual incentive awards, ultimately payable in stock or cash, as determined by the Compensation Committee.

        The Compensation Committee may grant multi-year and annual incentive awards subject to the achievement of specified performance goals tied to business criteria described below.

        Section 162(m) of the Internal Revenue Code limits publicly-held companies to an annual deduction for federal income tax purposes of $1,000,000 for compensation paid to their chief executive officer and the three highest compensated executive officers (other than the chief executive officer) determined at the end of each year. However, performance-based compensation is excluded from this limitation. The Option Plan is designed to permit the Compensation Committee to grant awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m).

        The maximum number of shares subject to options that can be awarded under the Option Plan to any person is 2,000,000 per year. The maximum number of shares that can be awarded under the Option Plan to any person, other than pursuant to an option, is 400,000 per year. The maximum amount that may be earned as an annual incentive award or other cash award in any fiscal year by any one person is $1,000,000 and the maximum amount that may be earned as a performance award or other cash award in respect of a performance period by any one person is $3,000,000.

         Business Criteria.    The Compensation Committee may use exclusively one or more of the following business criteria to establish performance goals for awards granted to "covered employees" as defined by Section 162(m) of the Internal Revenue Code:

  •
  total stockholder return;

  •
  such total stockholder return as compared to total return, on a comparable basis, of a publicly available index such as, but not limited to, the Standard & Poor's 500 Stock Index;

  •
  net income;

  •
  pretax earnings;

  •
  earnings before interest expense, taxes, depreciation and amortization;

  •
  pretax operating earnings after interest expense and before bonuses, service fees, and extraordinary or special items;

  •
  operating margin;

  •
  earnings per share;

  •
  return on equity;

  •
  return on capital;

  •
  return on investment;

  •
  operating earnings;

  •
  working capital;

  •
  ratio of debt to stockholders' equity; and

  •
  revenue.

         Effect of Certain Corporate Transactions.    Certain change of control transactions involving us, such as a sale of all or substantially all of our assets or stock, may cause awards granted under the Option Plan to vest, unless the awards are continued or substituted for by the surviving company in connection with the change of control transaction. The award agreement for a particular award may provide for varying vesting provisions, however, if approved by the Compensation Committee.

         Adjustments for Stock Dividends and Similar Events.    The Compensation Committee will make appropriate adjustments in outstanding awards and the number of shares available for issuance under the Option Plan, including the individual limitations on awards, to reflect common stock dividends, stock splits and other similar events.

Federal Income Tax Consequences

         Incentive Stock Options.    The grant of an incentive option will not be a taxable event for the optionee or for Array. An optionee will not recognize taxable income upon exercise of an incentive stock option, except that the alternative minimum tax may apply. Any gain realized upon a disposition of shares of stock received upon the exercise of an incentive stock option will be taxed as long-term capital gain if (1) the optionee holds the shares for at least two years after the date of grant and (2) for one year after the date of exercise. Upon exercise of an incentive stock option, Array will not be entitled to any business expense deduction, except as discussed below.

        For the exercise of an option to qualify for the foregoing tax treatment, the optionee generally must be an employee of Array or a subsidiary from the date the option is granted through a date within three months before the date of exercise of the option. In the case of an optionee who is disabled or dies, the three-month period for exercise following termination of employment is extended to one year.

        If all of the foregoing requirements are met except the holding period requirement mentioned above, the optionee will recognize ordinary income upon the disposition of the stock in an amount generally equal to the excess of the fair market value of the stock at the time the option was exercised over the option exercise price but not in excess of the gain realized on the sale. The balance of the realized gain, if any, will be capital gain. We will be allowed a business expense deduction to the extent the optionee recognizes ordinary income subject to Section 162(m) of the Internal Revenue Code summarized above.

        If an optionee exercises an incentive stock option by tendering shares of common stock with a fair market value equal to part or all of the option exercise price, the exchange of shares will be treated as a nontaxable exchange, except that this treatment would not apply if the optionee had acquired the shares being transferred upon the exercise of an incentive stock option and had not satisfied the holding period requirement summarized above. If the exercise is treated as a tax free exchange, the optionee would have no taxable income from the exchange and exercise, other than minimum taxable income as discussed above, and the tax basis of the shares exchanged would be treated as the substituted basis for the shares received. If the optionee used shares received upon the exercise of an incentive stock option as to which the optionee had not satisfied the applicable holding period requirement, the exchange would be treated as a taxable disqualifying disposition of the exchanged shares.

         Non-Qualified Options.    The grant of a non-qualified option will not be a taxable event for the optionee or Array. Upon exercising a non-qualified stock option, an optionee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the stock on the date of exercise. Upon a subsequent sale or exchange of shares acquired upon the exercise of a non-qualified stock option, the optionee will have taxable gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the shares. The tax basis of the shares generally would equal the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised.

        If the optionee surrenders shares of common stock in payment of part or all of the exercise price for non-qualified options, no gain or loss will be recognized with respect to the shares surrendered regardless of whether the shares were acquired upon the exercise of a qualified option, and the optionee will be treated as receiving an equivalent number of shares upon the exercise of the option in a nontaxable exchange. The basis of the shares surrendered will be treated as the substituted tax basis for an equivalent number of option shares received and the new shares will be treated as having been held for the same holding period as had expired with respect to the transferred shares. The difference between the aggregate option exercise price and the aggregate fair market value of the shares received following the exercise of the option will be taxed as ordinary income. The optionee's basis in the additional shares will be equal to the amount included in the optionee's income.

        If Array complies with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the optionee recognizes ordinary income.

         Restricted Stock.    A grantee who is awarded restricted stock will not recognize any taxable income for federal income tax purposes in the year of the award, provided that the shares of common stock are subject to restrictions (that is, the restricted stock is nontransferable and subject to a substantial risk of forfeiture). However, the grantee may elect under Section 83(b) of the Internal Revenue Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the common stock on the date of the award (less the purchase price, if any), determined without regard to the restrictions. If the grantee does not make such a Section 83(b) election, the fair market value of the common stock on the date the restrictions lapse (less the purchase price, if any) will be treated as compensation income to the grantee and will be taxable in the year the restrictions lapse. If Array complies with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, we will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

        The foregoing tax discussion is a general description of certain expected federal income tax results under current law. No attempt has been made to address any state and local, foreign or estate and gift tax consequences that may arise in connection with participation in the Option Plan.

Required Vote

        The approval by the affirmative vote of the holders of a majority of the shares of common stock present or represented and entitled to vote at the Annual Meeting is required to approve the amendment to the Option Plan. Abstentions will have the same effect as a negative vote. Broker "non-votes" will not be counted for purposes of approving Proposal 3.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF THE AMENDMENT TO THE OPTION PLAN CONTAINED IN PROPOSAL 3.

 PROPOSAL 4
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

        We are asking the stockholders to ratify the Audit Committee's selection of KPMG LLP as our independent registered public accountants for the fiscal year ending June 30, 2009. If the stockholders do not ratify the selection, the Audit Committee will reconsider its selection. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee feels that such a change would be in the best interests of Array and our stockholders.

        Representatives of KPMG LLP are expected to be present at the Annual Meeting, and will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Required Vote

        The approval by the affirmative vote of the holders of a majority of the shares of common stock present or represented and entitled to vote at the Annual Meeting is required to ratify the selection of KPMG LLP. Abstentions will have the same effect as a negative vote. Broker "non-votes" will not be counted for purposes of approving Proposal 4.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING JUNE 30, 2009.

 AUDIT COMMITTEE REPORT

        The information in this report is not soliciting material, is not deemed filed with the SEC and is not incorporated by reference in any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date of this proxy statement and irrespective of any general incorporation language in any such filings.

        The Audit Committee reviewed and discussed the audited financial statements for the fiscal year ended June 30, 2008, with our management and with our independent registered public accountants, KPMG LLP. In addition, the Audit Committee discussed with KPMG LLP the matters required to be discussed by the statement on Auditing Standards No. 114, as amended, relating to the conduct of the audit. The Audit Committee also discussed with KPMG LLP the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and considered the compatibility of the non-audit services provided by the independent registered public accountants with their independence.

        Based on the Audit Committee's review of the audited financial statements and the review and discussions described in the preceding paragraph, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended June 30, 2008 be included in the Annual Report on Form 10-K for the fiscal year ended June 30, 2008, for filing with the Securities and Exchange Commission.

Respectfully submitted,
Audit Committee Gil J. Van Lunsen Kyle A. Lefkoff John L. Zabriskie, Ph.D.

Fees Billed by the Principal Accountant

        We were billed the following fees by our independent registered public accountants for the fiscal years ended June 30, 2008 and 2007:

	Years Ended June 30,
	2008	2007
Audit Fees(1)	$507,933	$489,435
Audit-Related Fees(2)	11,020	76,368
Tax Fees(3)	0	0
All Other Fees(4)	0	0

    (1)
    Audit fees consist of fees for services necessary to perform the audit of our financial statements for fiscal years 2008 and 2007, statutory audits, attest services and consents and assistance with, and review of, documents filed with the SEC.

    (2)
    Audit-related fees consist of fees for assurance and related services reasonably related to the performance of the audit or review.

    (3)
    Tax fees consist of fees for tax compliance, tax advice and tax planning services.

    (4)
    All other fees include the aggregate of the fees billed in each of the last two fiscal years for products and services provided by the principal accountant other than the products and services disclosed as Audit Fees, Audit-Related Fees and Tax Fees.

Pre-Approval of Services

        The Audit Committee pre-approves all audit and non-audit services rendered by our independent auditor. The Audit Committee has not adopted a formal written policy or procedures for the pre-approval of audit and non-audit services rendered by our independent auditor. The Audit Committee generally pre-approves specified services in the defined categories of audit services, audit-related services, and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee's approval of the scope of the engagement of the independent auditor or on an individual explicit case-by-case basis before the independent auditor is engaged to provide each service. The Audit Committee approved all audit fees for fiscal year 2008.

 PRINCIPAL STOCKHOLDERS

        The following table sets forth certain information regarding the beneficial ownership of our common stock as of September 1, 2008, by:

  •
  each of our Chief Executive Officer, our Chief Financial Officer and our three other most highly compensated executive officers, whom we collectively refer to as our named executive officers;

  •
  each of our directors;

  •
  all of our directors and executive officers as a group; and

  •
  each person (or group of affiliated persons) known by us to beneficially own more than 5% of our outstanding common stock.

Name	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned(a)
Named Executive Officers
Robert E. Conway(b)	1,227,198	2.5%
R. Michael Carruthers(c)	249,367	*
Kevin Koch, Ph.D.(d)	1,191,054	2.5%
David L. Snitman, Ph.D.(e)	1,877,393	3.9%
John Yates, M.D., M.B., Ch.B.(f)	100,000	*
Directors
Kyle A. Lefkoff(g)	107,585	*
Francis J. Bullock, Ph.D.(h)	100,000	*
Marvin H. Caruthers, Ph.D.(i)	510,884	1.1%
Douglas E. Williams, Ph.D.(j)	37,500	*
Gil J. Van Lunsen(k)	41,260	*
John L. Zabriskie, Ph.D.(l)	140,000	*
All directors and executive officers as a group (12 persons)(m)	5,685,273	11.4%
Five Percent Shareholders
FMR LLC(n)	5,036,374	10.6%
Deerfield Management Company, LP(o)	4,700,000	9.9%
Columbia Wanger(p)	4,175,000	8.8%
Capital Research Global Investors(q)	2,740,000	5.8%
DE Shaw Valence Portfolios(r)	2,482,421	5.2%

*
Less than 1%.

(a)
Unless otherwise indicated, each person has sole voting and investment power with respect to shares shown as beneficially owned by such person. For purposes of calculating the number and percentage of shares beneficially owned, the number of shares of common stock deemed outstanding consists of 47,577,801 shares outstanding on September 1, 2008 plus the number of shares of common stock underlying stock options held by the named person that are exercisable as of October 31, 2008. Except as otherwise specified below, the address of each of the beneficial owners identified is c/o Array BioPharma Inc., 3200 Walnut Street, Boulder, Colorado 80301.

(b)
Includes options to purchase 827,267 shares of common stock that are exercisable as of October 31, 2008 and 50,000 shares held in uniform gift to minor accounts for the benefit of Mr. Conway's children.

(c)
Includes options to purchase 165,364 shares of common stock that are exercisable as of October 31, 2008.

(d)
Includes options to purchase 458,295 shares of common stock that are exercisable as of October 31, 2008, 99,000 shares held in trust for the benefit of Dr. Koch's children and 43,286 shares of common stock held by Dr. Koch's spouse.

(e)
Includes options to purchase 444,882 shares of common stock that are exercisable as of October 31, 2008, 119,950 shares of common stock held in trust for the benefit of Dr. Snitman's minor children and 456,473 shares held in a grantor retained annuity trust of which Dr. Snitman is the trustee.

(f)
Includes options to purchase 100,000 shares of common stock that are exercisable as of October 31, 2008.

(g)
Includes 12,000 shares of common stock in trust for the benefit of Mr. Lefkoff's minor children and options to purchase 60,000 shares of common stock that are exercisable as of October 31, 2008. The address of Mr. Lefkoff is c/o Boulder Ventures, 1900 Ninth Street, Suite 200, Boulder, Colorado 80302.

(h)
Includes options to purchase 90,000 shares of common stock that are exercisable as of October 31, 2008.

(i)
Includes 450,884 shares of stock held by The Caruthers Family, LLC, of which Dr. Caruthers is the manager and a member. Dr. Caruthers disclaims beneficial ownership in these shares except to the extent of his pecuniary interest in such shares. Includes options to purchase 60,000 shares of common stock that are exercisable as of October 31, 2008.

(j)
Includes options to purchase 35,000 shares of common stock that are exercisable as of October 31, 2008.

(k)
Includes options to purchase 36,000 shares of common stock that are exercisable as of October 31, 2008.

(l)
Includes options to purchase 80,000 shares of common stock that are exercisable as of October 31, 2008.

(m)
Includes options to purchase 2,456,819 shares of common stock that are exercisable as of October 31, 2008.

(n)
Based on information set forth in Schedule 13G/A filed under the Exchange Act on February 14, 2008, reporting 5,036,374 shares beneficially owned by both FMR LLC and Edward C. Johnson 3d, the chief executive officer and a control person of the foregoing entities. The address of FMR Corp. is 82 Devonshire Street, Boston, MA 02109.

(o)
Based on information set forth in Schedule 13G/A filed under the Exchange Act on February 14, 2008, reporting 1,667,942 shares beneficially owned by Deerfield Capital, LP; 1,569,511 shares beneficially owned by Deerfield Partners, LP; 98,431 shares beneficially owned by Deerfield Special Situations Fund, LP; 3,032,058 shares beneficially owned by Deerfield Management Company, LP; 2,851,647 shares beneficially owned by Deerfield International Limited; 180,411 shares beneficially owned by Deerfield Special Situations Fund International Limited and all 4,700,000 shares beneficially owned by James E. Flynn, the managing member and a control person of the foregoing entities. The address of Deerfield Management Company, LP is 780 Third Avenue, 37th Floor, New York, NY 10017.

(p)
Based on information set forth in Schedule 13G/A filed under the Exchange Act on January 24, 2008, reporting 4,175,000 shares beneficially owned by Columbia Wanger Asset Management, LP. The address of Columbia Wanger Asset Management, LP is 227 West Monroe Street, Suite 3000, Chicago, IL 60606.

(q)
Based on information set forth in Schedule 13G filed under the Exchange Act on February 12, 2008, reporting 2,740,000 shares beneficially owned by Capital Research Global Investors, a division of Capital Research and Management Company. The address of Capital Research Global Investors is 333 South Hope Street, Los Angeles, CA 90071.

(r)
Based on information set forth in Schedule 13G filed under the Exchange Act on February 21, 2008, reporting 2,430,107 shares beneficially owned by DE Shaw Valence Portfolios, LLC; 2,482,421 shares beneficially owned by DE Shaw & Co, LP and all 2,482,421 shares beneficially owned by David E. Shaw, the managing member and a control person of the foregoing entities. The address of DE Shaw Valence Portfolios, LLC is 120 West 45th Street, Tower 45, 39th Floor, New York, NY 10036.

 EXECUTIVE OFFICERS

        The table below shows the names, ages and positions of our executive officers as of September 1, 2008.

Name	Age	Position
Robert E. Conway	54	Chief Executive Officer
Kevin Koch, Ph.D.	48	President and Chief Scientific Officer
David L. Snitman, Ph.D.	56	Chief Operating Officer and Vice President, Business Development
R. Michael Carruthers	50	Chief Financial Officer
John R. Moore	44	Vice President, General Counsel and Secretary
John Yates, M.D., M.B., Ch.B.	52	Chief Medical Officer

        Please see "PROPOSAL 1 ELECTION OF DIRECTORS—Board of Directors" above for the biographies of Mr. Conway, Dr. Koch and Dr. Snitman.

        R. Michael Carruthers has served as our Chief Financial Officer since December 1998, and served as Secretary from December 1998 until October 2002. Prior to joining Array, Mr. Carruthers was Chief Financial Officer from October 1993 until December 1998 of Sievers Instrument, Inc. From May 1989 until October 1993, Mr. Carruthers was the treasurer and controller for the Waukesha division of Dover Corporation. Mr. Carruthers is a Certified Public Accountant and was previously employed as an accountant with Coopers & Lybrand, LLP. He currently serves on the Board of Directors of Pyxant Labs. Mr. Carruthers received a B.S. in accounting from the University of Colorado and an M.B.A. from the University of Chicago.

        John R. Moore has served as our Vice President and General Counsel since May 2002 and as Secretary since October 2002. Prior to joining Array, Mr. Moore was an associate for three years with the law firm of Wilson Sonsini Goodrich & Rosati where he negotiated transactions involving technology, intellectual property and products. From September 1992 to July 1996, and August 1996 to June 1999, Mr. Moore was an associate with the law firms of Kenyon & Kenyon and Arnold White & Durkee, respectively, where he focused on intellectual property matters. Mr. Moore received a J.D. from the University of North Carolina at Chapel Hill School of Law, a M.S. in Biochemistry from the University of Illinois at Urbana-Champaign and a B.S. in Chemistry from the University of North Carolina at Chapel Hill.

        John Yates served as our Chief Medical Officer from May 2007 until his resignation in September 2008. Prior to joining Array, Dr. Yates was President and Chief Executive for Takeda Global Research & Development Center from 2004 to 2007, where he was charged with all aspects of pharmaceutical development from first in man through commercialization. From 1990 until 2003, Dr. Yates held various positions of increasing responsibility at Merck & Co, Inc., rising to the level of Vice President, U.S. Medical and Scientific Affairs. While at Merck, Dr. Yates was responsible for all U.S. Phase 4 studies, supporting 15 marketed products as well as conducting outcomes research and health economic studies. Dr. Yates received his M.B. Ch.B. and M.D. degrees from Sheffield University Medical School, in Sheffield, UK. He gained further experience in academic medical research at the University of Melbourne, Australia and the University of Texas Health Science Center in San Antonio, TX.

 EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS

        This section provides information regarding the compensation program in place for our named executive officers, or NEOs, who consist of our principal executive officer, principal financial officer and the three most highly-compensated executive officers other than the principal executive officer and principal financial officer, for our fiscal year ended June 30, 2008. It includes information regarding, among other things, the overall objectives of our compensation program and each element of compensation that we provide.

General

        The Compensation Committee of our Board of Directors, or the Committee, has responsibility for determining the compensation of our NEOs for approval by our independent directors. The Committee also administers our Amended and Restated Stock Option and Incentive Plan and our Employee Stock Purchase Plan, and considers and approves new hire and periodic retention grants under the Option Plan to NEOs and other members of management and determines the terms of performance-based compensation under our annual Performance Bonus Program applicable to our NEOs and other salaried employees. The Committee acts pursuant to a charter that has been approved by our Board, a copy of which is available on the Investor Relations section of our website at www.arraybiopharma.com.

Objectives and Philosophy of Our Compensation Program

        The compensation program for our NEOs is designed to attract, retain, motivate and reward talented executives who can contribute to our long-term success and thereby build value for our stockholders. Our compensation program is based on the following key principles:

  •
  A significant component of pay that is linked with performance and the achievement of our strategic goals.

  •
  Overall compensation that is competitive in the industry in which we compete for executive talent.

  •
  Alignment of NEO interests with those of our stockholders through equity compensation.

  •
  Recognition of individual contributions, teamwork and performance.

        Other factors specific to our company weigh heavily into our NEO compensation decisions, such as the following:

         Evolution of Business.    Our NEOs are executing our business strategy to build a commercial-stage biotechnology company, and we believe their compensation should create appropriate incentives that are consistent with this strategy. Accordingly, the Committee evaluates and adjusts the performance metrics for performance-based compensation for our NEOs to align them with our strategic goals. In addition, our senior team, which has not appreciably increased in size, is managing a changing and increasingly complex business. We strive to recognize these efforts by compensating NEOs for the increased demands and risks associated with our business model, such as through annual cash bonuses and stock option awards.

         Our headquarters location.    All of our NEOs are based in Boulder, Colorado. We believe Boulder provides an attractive community for our employees to work and live, and the high quality of life available in Boulder has helped us to attract and retain the talent we need. Real estate prices in the Boulder area, however, approach or even exceed those in many major suburban areas. We therefore endeavor to compensate our executives with a level of cash compensation that will allow them to maintain an attractive lifestyle in Boulder.

         Intense competition for management talent.    Like any company, we strive to recruit top talent at all levels of our organization. Our business has shifted in recent years from a services-based drug discovery company to an integrated, commercial-stage biopharmaceutical company. The competition for executive talent in certain areas of our business, most notably clinical development talent, is especially intense. As we build our clinical capabilities, we may on occasion find it necessary to exceed the total compensation offered by more established competitors, including our peer group, to attract the talent we need in this area.

Compensation Methodology

        The Committee annually reviews target salary, performance bonus and equity compensation for our NEOs and other members of senior management, and periodically reviews other elements of compensation. Compensation decisions are based primarily on the following:

  •
  Peer and industry data.  The Committee uses peer and industry data as a reference in setting base salaries, determining the appropriate level and mix of equity compensation and the type and portion of compensation tied to performance goals.

  •
  Annual performance reviews.  Our Chairman conducts annual performance reviews of our Chief Executive Officer, and our Chief Executive Officer conducts and presents the performance reviews of the other NEOs and members of senior management to the Committee at the end of each fiscal year. Based on these reviews, the Committee considers individual factors, such as:
  •
  Long-term performance

  •
  Tenure with the company

  •
  Retention concerns

  •
  Prior and potential for future contributions to company growth

  •
  Industry experience

  •
  CEO recommendations.  The Committee seeks the input of Mr. Conway in setting the salary and target bonus levels for other NEOs and members of management. The Committee also considers recommendations from Mr. Conway regarding annual performance metrics and target amounts under the Performance Bonus Program.

        Following the end of each fiscal year, the Committee reviews and determines the base salaries of Mr. Conway and the other NEOs and members of management and approves the target bonus amounts under the Performance Bonus Program for the upcoming fiscal year based on a percentage of base salary for the NEOs and the rest of the management team. The Committee determines the annual performance goals under the Performance Bonus Program for the upcoming year through an iterative process with management, adjusting as appropriate the recommendations of management regarding the performance metrics and the target amounts in light of the Company's near- and long-term strategic goals and operational plan for the upcoming year. Following completion of the audit of our annual financial statements, the Committee approves the specific bonus amounts payable to the NEOs and other members of management under the Performance Bonus Program based on actual company and individual performance.

        The Committee has the authority to engage outside compensation consultants to advise it in determining executive compensation and during fiscal 2008 retained Watson Wyatt Worldwide to perform a comprehensive analysis of our executive compensation programs. The Committee principally uses outside consultants to provide a competitive assessment of our compensation programs against a group of peer companies in our industry and with whom we compete for executive talent and to provide input to the Committee on structuring and implementing these programs in fulfilling our compensation objectives.

         Peer and Industry Data.    To ensure our compensation is competitive, the Committee considers peer company and industry survey data. In setting NEO compensation for fiscal 2008, the Committee analyzed publicly available compensation data for the following 15 peer pharmaceutical and biotechnology companies:

•	Acadia Pharmaceuticals, Inc.	•	Isis Pharmaceuticals, Inc.
•	Arena Pharmaceuticals, Inc.	•	Lexicon Pharmaceuticals, Inc.
•	Ariad Pharmaceuticals, Inc.	•	Regeneron Pharmaceuticals, Inc.
•	CV Therapeutics Inc.	•	Seattle Genetics Inc.
•	Dendreon Corporation	•	Xenoport, Inc.
•	Exelixis, Inc.	•	Xoma Ltd.
•	Idenix Pharmaceuticals Inc.	•	Zymogenetics, Inc.
•	Incyte Corporation

        These peer companies were selected from among publicly-held U.S. pharmaceutical and biotechnology companies based on the following criteria: companies with comparable operations, a market capitalization of not less than approximately $400 million or more than $1.2 billion, not fewer than 100 or more than 750 employees, clinical development-stage operations and a substantial portion of their revenues not related to marketed products. These companies are the same companies we use in comparing our overall performance. We also take into account broader based life sciences industry survey data for executive compensation among companies of our size published by Radford Surveys and Consulting as we believe that this information provides us with a statistically significant sample that supplements our peer group data. We generally strive to achieve total compensation for our NEOs at the 50th percentile of the survey group; however compensation historically has in the aggregate been below this level because an NEO may have additional or fewer responsibilities than the comparable executive level in the survey group, or as a result of other factors, including historical pay, individual performance and marketplace demands for the position.

        As our business model evolves, the Committee reevaluates the peer companies used in benchmarking executive compensation to ensure the peer companies are comparable in size, market capitalization and the scope and nature of their operations to Array.

Elements of Our Compensation Program

        The primary components of executive compensation are industry competitive salaries, bonuses of cash and/or equity based on annual operational and financial objectives and on individual merit, and equity compensation grants of stock options upon hiring and periodically through retention grants.

         Salary.    We believe base salary is the key compensation-related reference point for individuals considering an employment change and that we must offer industry competitive base salaries. Our peer group analysis and industry survey data therefore serve as a starting point in setting salaries for our NEOs. We generally target a base salary for NEOs at the 50th percentile of the survey group, recognizing that titles and levels of responsibility vary greatly from company to company and after considering other factors, such as industry experience and competition for talent in certain areas, particularly clinical development.

         Performance Bonus Program.    As more fully described below, we have established a Performance Bonus Program under which bonuses are paid to our NEOs and other employees based on achievement of company performance goals and objectives established by the Committee as well as on individual performance. The bonus program is intended to strengthen the connection between individual compensation and company success; reinforce our pay-for-performance philosophy by awarding higher bonuses to higher performing employees; and help ensure that our cash compensation is competitive.

        Each NEO is eligible to receive a bonus under the program calculated by multiplying his base salary by a percentage value assigned to him or to his position by the Committee. During fiscal 2008, the target bonus amounts were 35% or 40% of base salary for our executive officers other than Mr. Conway, and Mr. Conway's target bonus amount was 50% of his base salary. Following the end of each fiscal year, the Committee determines in its discretion the extent to which the company-wide and individual performance goals were attained. Based on this assessment, the Committee awards bonuses equal to a varying percentage of an employee's target bonus amount. The Committee may award a bonus in an amount less than or greater than the amount earned by a participant under the bonus program, and individual bonuses can vary significantly based on performance. No bonuses are guaranteed under the program and the Committee can amend the program at any time until bonuses are paid.

         Performance metrics.    The performance bonuses for fiscal 2008 were based both on individual performance and on our performance relative to the following performance criteria:

  •
  Financial goals consisting of revenue, earnings per share and year-end cash targets;

  •
  Discovery research goals for our proprietary drug programs;

  •
  Development goals relating to our proprietary drug programs; and

  •
  Partnering goals relating to new out-licensing transactions.

        In determining the bonus awards for fiscal 2008, the foregoing goals were weighted as follows: financial goals 15%; discovery research goals 20%; development goals 40%; and the partnering goals 25%. Identical performance goals form the basis for the bonus structure for almost all of our salaried employees, and we believe there is an intangible benefit to focusing all levels of personnel on consistent goals. We also believe there is a strong correlation between achievement of these goals and the success of our business as measured by our stock performance and the perception of analysts and investors.

         Annual Performance Goals.    The Committee establishes minimum, target and stretch goals for each performance metric based on the company's internal forecasts and through an iterative process with management. The Committee strives to set the stretch performance goals at ambitious levels to provide a meaningful incentive. We have not historically met the stretch goals and have met or slightly exceeded the target level goals. For fiscal 2008, 2007 and 2006, we achieved 95%, 117.5% and 115.6% of the target level goals, respectively, established by the Committee. Generally, the Committee sets the minimum, target and stretch goals such that the relative level of difficulty of achieving the target level is consistent from year to year. A percentage of each NEO's target bonus amount may be awarded following the end of the fiscal year based on whether the minimum, target or stretch goals are met and the weighting of those goals. The Committee has discretion to award bonuses under the program if a particular performance goal is not met.

         Individual Performance.    The Committee also evaluates individual performance in approving the specific bonus amount that an NEO or other participant is entitled to based on the individual's performance review.

        The Committee's approach in establishing Mr. Conway's compensation is to be competitive with peer companies, but to base a large percentage of his target compensation, by means of grants of performance-based compensation, on Array's long-term performance. Accordingly, under Mr. Conway's employment agreement, Mr. Conway is eligible to receive an annual performance-based bonus, anticipated to range between 25% and 75%, with a target of 50%, of Mr. Conway's base salary, provided that minimum performance criteria are achieved under the Performance Bonus Program.

         Equity Compensation.    We provide equity compensation to our NEOs in the form of stock option grants under our Amended and Restated Stock Option and Incentive Plan. The Committee believes stock option awards to our NEOs and other employees encourage retention, because the recipient must remain employed with the company to receive the award. The Committee also believes stock options align the interests of management and our stockholders, since they are of no value to the executive if our stock's value does not increase. For these reasons, the Committee considers stock options to be an important part of total compensation for our executives.

        Our implementation of Statement of Financial Accounting Standards No. 123(R) makes granting stock options somewhat less attractive by requiring that we expense the fair value of the grant for financial accounting purposes. Although this accounting treatment is one of the factors we consider in awarding options, it has not had a significant impact on our granting practices, since we believe stock options remain a highly valued component of the overall compensation package for management of a growth company such as ours and are the primary means by which our executives share in the company's growth.

        Stock options are awarded to all of our salaried employees, including NEOs, upon hiring. In addition, following the end of each fiscal year the Committee considers whether to award retention grants to existing employees, including NEOs. If awarded, retention grants historically were approved on four-year cycles for employees, including our NEOs, to correspond to the duration of the standard vesting schedule of option grants. Effective in fiscal 2009, retention grants will be made on an annual basis and will vest in four equal annual installments. The Committee approved this change due to its observation that grants every four years can result in a significant portion of our employees with options that are not in-the-money for the four-year vesting term due to the historical volatility of our stock price. The Committee believes that annual retention grants will minimize the distortion created by stock price volatility while continuing to provide a meaningful ongoing incentive for our NEOs and other employees to remain with Array. In addition, with annual grants, employees will have a significant number of unvested options each year and there will be fewer instances in which options will fully vest prior to the next retention grants later in the year, thereby providing a stronger retention incentive.

        The Committee also considers on an annual basis whether to award options rather than cash under our performance bonus program described above, and has discretion to approve additional stock option awards for reasons such as strong individual performance or internal pay equity considerations.

        Stock options generally vest in four equal annual installments beginning on the one-year anniversary of the hire date for new hire grants. New hire grants are approved each month with a grant date of the last trading day of the month, and grant dates for other types of awards are on the date approved by the Committee. The exercise price of all employee stock options is equal to the fair market value of our common stock on the date of grant, measured as the closing price of our common stock on the grant date as reported by the Nasdaq Stock Market.

        In establishing award levels, including for NEOs, the Committee takes into account an analysis of peer group data and industry survey data and, for retention grants, individual performance. The Committee also considers individual contribution and performance, based in part on input from our Chief Executive Officer for grants to other NEOs and employees, and the difficulty in replacing certain individuals within the organization. We believe that competitors who might try to hire away our employees would offer new equity awards to our employees without regard to the value of any prior awards made by us. Therefore, we do not consider the equity ownership levels of the recipients, the size of prior awards that are fully vested or amounts realized by the executives for previous awards.

         Option Grant Practices.    Historically, the timing of our grants of stock options has been based on internal, operational factors. New hire grants are typically awarded on the last trading day of each month and retention grants are awarded following the end of each fiscal year. We have not had, and do not intend to implement, a practice of "timing" our grant awards to give effect to the pending public release of material information, and any grants we may have made to senior executives in proximity to a release of earnings or other material information is coincidental. The Committee has delegated authority to three of its members, Mr. Lefkoff, Dr. Bullock and Dr. Caruthers, to approve option grants for non-executives. These may be awards for new hires and are reported on a periodic basis to the Committee.

         Deferred Compensation Plan.    We established a Deferred Compensation Plan, or the DCP, to provide NEOs and other eligible participants with an opportunity to defer all or a portion of their compensation and to earn tax-deferred returns on the deferrals. Officers and other key employees selected by the Committee (including each of the NEOs) are eligible to participate in the DCP. Participants may defer up to a maximum of 100% of their annual base salary and their annual incentive bonus. Under the DCP, the Committee may, in its sole discretion, make matching contributions which vest over a four-year vesting schedule beginning upon commencement of employment, or may make discretionary contributions in any amount it desires to any participant's account based on vesting provisions determined in the Committee's discretion. Participants become fully vested in any matching or discretionary contributions upon a change in control of the company and upon termination of their service with the company other than for cause.

        During fiscal year 2008, Mr. Conway, Mr. Carruthers, Dr. Koch, Dr. Snitman and Dr. Yates were participants under the DCP and they were all 100% vested, other than Dr. Yates who was 25% vested. As of June 30, 2008, the Committee has not approved any discretionary contributions, and has approved matching contributions of up to 4% of the executive's total base salary and bonus compensation for the year.

        The DCP is intended to both qualify as a "top hat" plan within the meaning of Section 201(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and to comply with the requirements of Section 409A of the Internal Revenue Code that govern nonqualified deferred compensation plans. The DCP is an unfunded plan for tax purposes and for purposes of Title I of ERISA. A "rabbi trust" has been established to satisfy our obligations under the DCP.

        The Committee selects investment indices consisting of mutual funds, insurance company funds, indexed rates or other methods for participants to choose from for the purpose of providing the basis on which gains and losses are attributed to account balances under the DCP. Participants are entitled to select one or more investment indices and they do not have an ownership interest in the investment indices they select. The Committee may, in its sole discretion, discontinue, substitute or add investment indices at any time.

        Payments from the DCP are made in a lump sum or in annual installments for up to ten years at the election of the participant. In addition, participants may elect to receive a short-term payout of a deferral as soon as January 1 of the fourth year after the end of the Option Plan year in which the deferral was made.

         Payments Upon Termination or Change in Control.    We have entered into employment agreements with each of our NEOs which provide for severance payments upon certain terminations of employment, including in connection with a change in control of Array, and for the acceleration of vesting of outstanding stock options upon a change in control. In our experience, post-termination protection through severance compensation for executive officers is common among our peer group, and the Committee believes that it is essential to our ability to attract and retain talented executives. The Committee believes having a mutually agreed-to severance package in place prior to any termination event provides us with more flexibility to make a change in senior management if such a change is in our and our stockholders' best interest. In addition, we believe post-termination compensation if an officer is terminated as a result of a change of control transaction promotes the ability of our officers to act in the best interests of our stockholders even though they could be terminated as a result of the transaction. Our obligation to pay severance to any executive is conditioned on the executive's continued compliance with confidentiality and non-competition obligations for one year after termination, as well as on the execution of a mutually acceptable release agreement.

        The terms of the employment agreements, including the severance compensation, are described in more detail below under the headings "Employment Agreements" and "Potential Payments upon Termination or Change-in-Control" beginning on pages 37 and 39, respectively, of this proxy statement.

        In addition, our Amended and Restated Stock Option and Incentive Plan has provisions regarding vesting following a change in control, as defined in that plan. In general, upon a transaction that involves the sale of all or substantially all of our assets or the transfer (including by merger or consolidation) of 50% or more of the voting power of our outstanding securities in which Array is not the surviving entity, all outstanding stock options, including those held by our NEOs (except to the extent otherwise provided in the employment agreements with each NEO), vest in full unless as part of the transaction (a) the options are assumed by the acquiring entity or (b) replaced with a comparable options for shares of stock of the acquiring entity, in either event the options would remain in effect under their respective terms and conditions following the change in control. The Committee has discretion to modify the vesting provisions in individual award agreements for options or restricted stock units, including upon a change in control or upon termination of employment.

         Employee Stock Purchase Plan.    We have a tax-qualified employee stock purchase plan, or ESPP, that is made available to all employees, including our NEOs. The ESPP allows participants to acquire shares of our common stock at a discount of 15% to the market price with up to 15% of their base salary, subject to a $25,000 per calendar year maximum. The purpose of the ESPP is to encourage employees to become stockholders of Array to better align their interests with those of our other stockholders.

         Perquisites.    Substantially all benefits we provide to our executives are made available to all of our other salaried employees on a non-discriminatory basis, and for this reason are not considered "perquisites". Benefits we provide on a non-discriminatory basis include our medical and dental insurance, life insurance, 401(k) plan and the ESPP. Relocation expenses also are reimbursed but are individually negotiated when they occur. The aggregate incremental cost to us of all the perquisites we provided to any NEO in fiscal 2008 was less than $10,000, except $35,939 in relocation expenses paid to or on behalf of Dr. Yates.

         Deductibility of Compensation.    Section 162(m) of the Internal Revenue Code of 1986, as amended, places a limit of $1,000,000 on the amount of non-performance-based compensation that we may deduct in any one year with respect to each of our five most highly-paid executive officers. We have taken actions necessary to ensure the deductibility of payments under the annual Incentive Bonus Program as performance-based compensation under Section 162(m). To maintain flexibility in compensating executive officers in a manner designed to promote varying corporate goals, the Committee has not adopted a policy requiring all compensation to be deductible. However, the Committee considers the impact of Section 162(m) when making pay changes to each NEO and its normal practice is to take such action as is necessary to preserve our tax deduction to the extent consistent with our compensation policies. However, we reserve the right to forgo any or all of the tax deduction if we believe it to be in the best long-term interests of our shareholders.

 COMPENSATION COMMITTEE REPORT

        The Compensation Committee of the Board of Directors of Array BioPharma Inc. oversees Array's compensation program on behalf of the Board. In fulfilling its oversight responsibilities, the Compensation Committee reviewed and discussed with management the Compensation Discussion and Analysis set forth in this Proxy Statement.

        In reliance on the review and discussion referred to above, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2008 and our Proxy Statement to be filed in connection with our 2008 Annual Meeting of Stockholders, each of which will be filed with the Securities and Exchange Commission.

COMPENSATION COMMITTEE

Kyle Lefkoff (Chair)
Francis Bullock, Ph.D.
Marvin Caruthers, Ph.D.
Douglas Williams, Ph.D.

Summary Compensation Table

        The following table sets forth compensation earned during the fiscal year ended June 30, 2008 by each of our named executive officers who were serving as executive officers as of June 30, 2008.

Name and Principal Position	Year	Salary ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation(3)	Total ($)
Robert E. Conway,	2008	$477,500	$472,171	$235,125	$36,790	$1,221,586
Chief Executive Officer	2007	412,500	461,759	199,750	33,236	1,107,245
R. Michael Carruthers,	2008	252,500	101,296	86,450	22,948	463,194
Chief Financial Officer	2007	226,250	156,797	81,190	21,536	485,773
Kevin Koch, Ph.D.,	2008	382,500	336,871	148,200	30,818	898,389
President and Chief Scientific Officer	2007	350,000	329,659	147,960	28,779	856,398
David L. Snitman, Ph.D.,	2008	310,854	228,625	104,738	25,986	670,203
Vice President, Business Development and Chief Operating Officer	2007	292,750	227,758	105,900	24,849	651,257
John Yates, M.D., M.B., Ch.B.,	2008	429,905	824,611	161,500	70,332	1,486,347
Chief Medical Officer	2007	6,538	—	—	—	6,538

(1)
The amounts set forth under this column represent the stock-based compensation expense recognized in each fiscal year for financial reporting purposes under Statement of Financial Accounting Standards No. 123(R), "Share-Based Payment," disregarding the estimate of forfeitures for service-based vesting conditions. Our methodology, including our underlying estimates and assumptions used in calculating these values, is set forth in Note 12 to our audited financial statements included in our annual report on Form 10-K filed with the Securities and Exchange Commission for the fiscal year ended June 30, 2008.

(2)
Amounts shown in this column for fiscal 2008 consist of cash bonus amounts to be paid after fiscal 2008 under our Performance Bonus Plan for fiscal 2008 performance as described above under "Compensation Discussion and Analysis—Elements of Our Compensation Program—Performance Bonus Plan."

(3)
The amounts set forth in this column consist of the following:

Name	Year	Perquisites and Other Personal Benefits ($)		Company Contributions to Retirement and 401(k) Plans ($)	Company Contributions to Nonqualified Deferred Compensation Plan ($)	Total ($)
Robert E. Conway	2008	$—		$9,700	$27,090	$36,790
	2007	—		9,800	23,436	33,236
R. Michael Carruthers	2008	—		9,600	13,348	22,948
	2007	—		9,100	12,436	21,536
Kevin Koch, Ph.D.	2008	—		9,600	21,218	30,818
	2007	—		9,600	19,179	28,779
David L. Snitman, Ph.D.	2008	—		9,300	16,686	25,686
	2007	—		9,380	15,469	24,849
John Yates, M.D., M.B., Ch.B	2008	35,939	(1)	17,196	17,196	70,332
	2007	—		—	—	—

    (1)
    Consists of relocation expenses paid to or on behalf of Dr. Yates.

Grants of Plan-Based Awards

        The following table sets forth information about grants of awards to our named executive officers during the fiscal year ended June 30, 2008.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)
Robert E. Conway	10/1/07	$123,750	$247,500	$371,250
R. Michael Carruthers	10/1/07	45,500	91,000	136,500
Kevin Koch, Ph.D.	10/1/07	78,000	156,000	234,000
David L. Snitman, Ph.D.	10/1/07	55,125	110,250	165,375
John Yates, M.D., M.B., Ch.B.	10/1/07	85,000	170,000	255,000

(1)
Amounts in this column represent the threshold, target and maximum amounts payable under the fiscal 2008 Performance Bonus Plan based on achievement of minimum, target and stretch goals, respectively, which are described above in Compensation Discussion and Analysis under "Elements of Our Compensation Program—Performance Bonus Plan." Actual amounts paid to each of the named executive officers under this plan for fiscal 2008 are set forth in the Summary Compensation Table above.

 Outstanding Equity Awards At Fiscal Year End

        The following table shows equity awards granted to our named executive officers outstanding as of June 30, 2008. All awards represent grants of stock options under our Amended and Restated Stock Option and Incentive Plan, as amended.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Robert E. Conway	228,751	(1)	0	$0.60	11/15/09
	25,000	(2)	0	9.00	08/06/11
	300,000	(3)	0	10.90	11/20/11
	24,750	(4)	0	4.75	01/15/13
	31,429	(5)	0	3.75	08/01/13
	13,002	(6)	4,335	6.68	07/30/14
	200,000	(7)	200,000	6.51	08/04/15
R. Michael Carruthers	19,500	(8)	0	8.60	07/02/11
	85,000	(9)	0	9.22	04/29/12
	12,090	(4)	0	8.48	07/01/12
	15,321	(5)	0	3.75	08/01/13
	6,339	(6)	2,114	6.68	07/30/14
	25,000	(10)	75,000	6.51	08/04/15
Kevin Koch, Ph.D.	28,863	(11)	0	0.60	07/01/10
	27,300	(8)	0	8.60	07/02/11
	200,000	(12)	0	9.22	04/29/12
	17,550	(4)	0	8.48	07/01/12
	22,286	(5)	0	3.75	08/01/13
	9,222	(6)	3,074	6.68	07/30/14
	150,000	(13)	150,000	6.51	08/04/15
David L. Snitman, Ph.D.	33,883	(14)	0	0.235	07/01/09
	33,789	(11)	0	0.60	07/01/10
	27,300	(8)	0	8.60	07/02/11
	200,000	(12)	0	9.22	04/29/12
	16,770	(4)	0	8.48	07/01/12
	21,357	(5)	0	3.75	08/01/13
	8,837	(6)	2,946	6.68	07/30/14
	100,000	(13)	100,000	6.51	08/04/15
John Yates, M.D., M.B., Ch.B.	100,000	(15)	300,000	12.56	05/14/17

(1)
The option vested as follows: 133,333 shares on December 31, 1999, 106,667 shares on July 2, 2000, 55,000 shares on November 15, 2000, 378,750 shares on November 22, 2000, 5,000 shares each month from December 15, 2000 through November 15, 2001 and 66,250 shares on November 22, 2001.

(2)
The option vested in full on the grant date of August 6, 2001.

(3)
The option vested in four equal annual installments beginning November 15, 2002.

(4)
The option vested in four equal annual installments beginning July 1, 2003.

(5)
The option vested in four equal annual installments beginning July 1, 2004.

(6)
The option vests in four equal annual installments beginning July 1, 2005.

(7)
The option vests in four equal annual installments beginning November 16, 2006.

(8)
The option vested in four equal annual installments beginning July 2, 2002.

(9)
The option vested in four equal annual installments beginning December 1, 2003.

(10)
The option vests in four equal annual installments beginning December 1, 2007.

(11)
The option vested in 48 equal monthly installments beginning August 1, 2000.

(12)
The option vested in four equal annual installments beginning February 6, 2003.

(13)
The option vests in four equal annual installments beginning February 6, 2007.

(14)
The option vested in 48 equal monthly installments beginning August 1, 1999.

(15)
Options to purchase 100,000 shares vested on May 14, 2008. Options to purchase 300,000 shares were forfeited following Dr. Yates' resignation in September 2008.

Option Exercises and Stock Vested

        The following table shows information concerning options exercised by the named executive officers during the fiscal year ended June 30, 2008.

	Option Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)
Robert E. Conway	91,249	$621,156
R. Michael Carruthers	42,859	276,465
Kevin Koch, Ph.D.	35,119	189,116
David L. Snitman, Ph.D.	—	—
John Yates, M.D., M.B., Ch.B.	—	—

    (1)
    The amounts in this column have been calculated based on the closing price per share on the exercise date, as reported by the Nasdaq Stock Market, less the applicable exercise price per share, multiplied by the number of shares underlying these options. As of September 1, 2008, none of the shares shown as acquired upon exercise have been sold.

 Non-Qualified Deferred Compensation Table

        The following table sets forth compensation paid to or earned by each of our named executive officers who were serving as executive officers during the fiscal year ended June 30, 2008, pursuant to the Array BioPharma Inc. Amended and Restated Deferred Compensation Plan, as amended.

Name	Executive Contributions in Last Fiscal Year ($)(1)	Registrant Contributions in Last Fiscal Year ($)(2)	Aggregate Earnings or (Loss) in Last Fiscal Year ($)	Aggregate Withdrawals / Distributions ($)	Aggregate Balance as of June 30, 2008 ($)(3)
Robert E. Conway	$40,635	$27,090	$(13,292)	$102,016	$144,481
R. Michael Carruthers	13,348	13,348	(5,388)	26,803	61,935
Kevin Koch, Ph.D.	21,218	21,218	(17,221)	—	125,450
David L. Snitman, Ph.D.	16,686	16,686	(1,079)	27,742	77,515
John Yates, M.D., M.B., Ch.B.	275,449	17,196	(33,741)	—	258,904

(1)
The amounts in this column are also included in the Summary Compensation Table above in the salary column.

(2)
Each of the named executive officers were 100% vested in the amounts reported in this column other than Dr. Yates, who was 25% vested. The amounts in this column are also included in the Summary Compensation Table above in the All Other Compensation Column.

(3)
Of the totals in this column, the following amounts have previously been reported in the Summary Compensation Table for this and for prior years:

Name	Fiscal 2008 ($)	Prior Years ($)	Total ($)
Robert E. Conway	$67,725	$58,590	$126,315
R. Michael Carruthers	26,696	24,064	50,760
Kevin Koch, Ph.D.	42,436	38,358	80,794
David L. Snitman, Ph.D.	33,372	31,118	64,490
John Yates, M.D., M.B., Ch.B.	292,645	—	292,645

Deferred Compensation Plan

        The Array BioPharma Inc. Amended and Restated Deferred Compensation Plan, or the DCP, provides eligible participants with an opportunity to defer all or a portion of their compensation and to earn tax-deferred returns on the deferrals. Officers and other key employees selected by the Compensation Committee (including each of the Named Executive Officers) are eligible to participate in the DCP. Participants may defer up to a maximum of 100% of their annual base salary and their annual incentive bonus. Under the DCP, the Compensation Committee may, in its sole discretion, make matching contributions which vest in equal annual installments over a four-year period, or may make discretionary contributions in any amount it desires to any participant's account based on vesting provisions determined in the Compensation Committee's discretion. Participants become fully vested in any matching or discretionary contributions upon a change in control of the company and upon termination of their service with the company other than for cause. Mr. Conway, Mr. Carruthers, Dr. Koch, Dr. Snitman and Dr. Yates were participants under the DCP in fiscal 2008, and they were all 100% vested, with the exception of Dr. Yates, who was 25% vested. The Compensation Committee has approved matching contributions up to 4% of each of the named executive officers' total salary and bonus for the year.

Employment Agreements

         Robert E. Conway.    On March 1, 2006, we entered into an employment agreement with Mr. Conway to serve as our Chief Executive Officer, following expiration of Mr. Conway's prior employment agreement with us. The agreement has a term of four years, commencing as of the November 19, 2005 effective date of the agreement, and may be renewed for additional one-year terms. Either party may terminate the agreement for any reason upon 30 days' prior notice to the other party during the initial term or any additional term. The agreement provides for an initial annual salary of $375,000, subject to subsequent adjustment at the discretion of the Board of Directors. Mr. Conway is also eligible to receive a cash and/or equity performance bonus each fiscal year based on a percentage of his base salary if he meets performance criteria established by our Board of Directors under our Performance Bonus Plan. It is anticipated that the performance bonus for any particular fiscal year will range between 25% and 75%, with a target of 50%, of Mr. Conway's base salary, provided that the minimum performance criteria are achieved. We also agreed to reimburse Mr. Conway for reasonable out-of-pocket expenses he incurs in connection with his performance of services under this agreement.

        If Mr. Conway's employment is terminated by us without cause, as a result of his disability or because he no longer holds the title of Chief Executive Officer, his duties are materially diminished or he is not elected to serve as a member of the Board of Directors, we agreed to pay him a severance payment equal to (i) one year of his then current base salary (provided that if Mr. Conway's termination results from a change in control of Array, the severance amount is two years' current base salary), plus (ii) a pro rata portion of the performance bonus Mr. Conway would have been eligible to receive in the year of termination. The cash severance is payable to Mr. Conway beginning on the date amounts may be paid without incurring additional tax under Section 409A of the Internal Revenue Code, which is referred to as the Section 409A Time Period, in a lump sum based on the number of months in the Section 409A Time Period and then monthly thereafter. The pro rata portion of any performance bonus Mr. Conway would be entitled to receive is payable within 60 days from receipt of our audited financial statements for that fiscal year (but not sooner than the expiration of the Section 409A Time Period). We also agreed to pay 12 months of Mr. Conway's health insurance premiums under COBRA following a termination of service that results in the payment of severance. Severance payments are conditioned on Mr. Conway entering into a mutually acceptable release with us and his compliance with his existing Noncompete Agreement and Confidentiality and Invention Agreement. Under the agreement, all outstanding and unvested options held by Mr. Conway will also vest in full upon a change of control of Array or upon his death. If Mr. Conway terminates his employment without cause or if we terminate his employment for cause, he will not receive any severance payments, performance bonus or acceleration of any of his options granted to him under the agreement.

        Mr. Conway is also subject to a Noncompete Agreement and Confidentiality and Invention Agreement in which he agreed during the term of his employment and for the two years thereafter not to engage in any competing activities in the United States or within a 50-mile radius of any area where we are doing business and not to recruit or solicit any of our employees or customers.

         Other Executive Officers.    Effective September 1, 2000, we entered into employment agreements with Dr. Koch, Dr. Snitman and Mr. Carruthers, and effective as of May 10, 2007, we entered into an employment agreement with Dr. Yates. The initial terms of the agreements with Dr. Koch, Dr. Snitman and Mr. Carruthers expired in September 2004 and have renewed for additional one-year terms. The initial term of our agreement with Dr. Yates expires in May 2009, and renews automatically for one-year terms thereafter unless either party elects not to renew the agreement. Array or the employee may terminate the agreement for any reason upon 30 days' prior notice to the other. Under these agreements we pay the employees annual salaries ranging from $165,000 to $425,000, subject to subsequent adjustment. During fiscal 2008, annual salaries ranged from $260,000 to $425,000. In addition, Dr. Yates was eligible to receive performance bonuses annually or more frequently, at our discretion, equal to between 37.5% and 56.25% of his then-current salary.

        If the employee is terminated as a result of disability or by us without cause, including a reduction in the employee's salary, we have agreed to pay the employee, other than Dr. Yates, a severance payment equal to the greater of one year, or the remaining term, of his then-current base salary in equal monthly installments, and to cause any unvested options to vest. If Dr. Yates were terminated as a result of a disability or by us without cause, including a reduction in his base salary, he would be entitled to a severance payment equal to one year of his then-current base salary in equal monthly installments.

        Upon a change of control of the company, 75% of the employee's outstanding options will vest and the remaining 25% of his options will vest one year later if the employee is still working for us. If an employee decides to terminate his employment following a change of control, he would be entitled to receive the same severance payments described above as if his employment were terminated by us without cause, other than Dr. Yates, who would be entitled to receive two year's annual salary in equal monthly installments. In the event of the death of an employee, his estate would be entitled to receive his salary for the month in which his death occurs and any options held by him would vest in full and be exercisable by his estate. Each of these employees is also subject to a Noncompete Agreement in which he has agreed for a period of two years following his termination not to engage in any competing activities within a 50-mile radius of any area where we are doing business and not to recruit or solicit any of our employees or customers.

Potential Payments upon Termination or Change in Control

        We have entered into employment agreements with each of our named executive officers that provide for certain payments and acceleration and continuation of benefits upon specified terminations of employment or upon a change in control of Array. The post-termination arrangements under these agreements are described above under "Employment Agreements." In addition, upon a change in control or upon termination of employment other than for cause, any matching or discretionary contributions under the DCP held by a named executive officer that have not vested, fully vest. As of June 30, 2008, each of our named executive officers was fully vested in the DCP, with the exception of Dr. Yates, who was 25% vested.

        The following table reflects the estimated potential payments upon termination or change in control that would be payable to each of the named executive officers who were employed on June 30, 2008. For purposes of calculating the potential payments set forth in the tables below, we have assumed that (i) the date of termination was June 30, 2008 and (ii) the value of each share subject to a stock option that would be accelerated in the circumstances set forth in the table below equals $4.70, the closing market price of our common stock on June 30, 2008, the last business day of the 2008 fiscal year.

	Cash Severance(1)	Performance Bonus	Continuation of Medical Benefit Plans	Acceleration of Equity Awards(2)	Total
Robert E. Conway
Termination without Cause or Resignation for Good Reason	$495,000	$247,500	$14,364	$0	$756,864
Termination without Cause or Resignation for Good Reason in connection with a Change in Control	990,000	247,500	14,364	0	1,251,864
Voluntary retirement	0	0	0	0	0
Disability	495,000	247,500	1,197	0	743,697
Death	41,250	0	1,197	0	42,447

	Cash Severance(1)	Performance Bonus	Continuation of Medical Benefit Plans	Acceleration of Equity Awards(2)	Total
R. Michael Carruthers
Termination without Cause or Resignation for Good Reason	260,000	0	0	0	260,000
Termination without Cause or Resignation for Good Reason in connection with a Change in Control	260,000	0	0	(3)	260,000
Voluntary retirement	0	0	0	0	0
Disability	260,000	0	0	0	260,000
Death	21,667	0	0	0	21,667
Kevin Koch, Ph.D.
Termination without Cause or Resignation for Good Reason	390,000	0	0	0	390,000
Termination without Cause or Resignation for Good Reason in connection with a Change in Control	390,000	0	0	(3)	390,000
Voluntary retirement	0	0	0	0	0
Disability	390,000	0	0	0	390,000
Death	32,500	0	0	0	32,500
David L. Snitman, Ph.D.
Termination without Cause or Resignation for Good Reason	315,000	0	0	0	315,000
Termination without Cause or Resignation for Good Reason in connection with a Change in Control	315,000	0	0	(3)	315,000
Voluntary retirement	0	0	0	0	0
Disability	315,000	0	0	0	315,000
Death	26,250	0	0	0	26,250
John Yates, M.D., M.B., Ch.B.(4)
Termination without Cause or Resignation for Good Reason	425,000	0	0	0	425,000
Termination without Cause or Resignation for Good Reason in connection with a Change in Control	850,000	0	0	(3)	850,000
Voluntary retirement	0	0	0	0	0
Disability	425,000	0	0	0	425,000
Death	35,417	0	0	0	35,417

(1)
The amounts reported in the table above do not include payments that are provided on a non-discriminatory basis to salaried employees generally upon termination of employment, which includes accrued salary and vacation pay, distributions of plan balances under our 401(k) plan, our Employee Stock Purchase Plan or the DCP.

(2)
As of June 30, 2008, there were no unvested stock options with an exercise price lower than $4.70, the closing price of our common stock on June 30, 2008. The awards with unvested shares, including exercise price and expiration date, are reported in the Outstanding Equity Awards at Fiscal Year End table above.

(3)
If the employee is not terminated in connection with a Change in Control, or the employee resigns on or within 30 days after the closing date of an event which constitutes a change in control, only 75% of unvested options vest. The remaining 25% of unvested options would vest only if the employee continues service until the earlier of a termination without Cause or one year from the Change in Control.

(4)
Following Dr. Yates' resignation in September 2008, Dr. Yates forfeited options to purchase 300,000 shares of common stock and the unvested portions of matching contributions under the DCP of $12,897 and the 401(k) plan of $12,897, as of the fiscal year ended June 30, 2008. Dr. Yates is not entitled to any severance compensation following his resignation.

        Actual amounts that a named executive officer could receive in the future could differ materially from the amounts reported above as a result of many factors, including changes in our stock price, changes in base salary, target and actual bonus amounts, and the vesting provisions and grants of additional equity awards.

Retirement Savings Plan

        We maintain a 401(k) savings plan that is intended to be a qualified retirement plan under the Internal Revenue Code. Generally, all of our employees, excluding leased and intern employees, are eligible to participate in the 401(k) Plan. They may enter the 401(k) Plan at the first calendar quarter following their original employment date and make salary deferral contributions to the savings plan, subject to the limitations imposed by the Internal Revenue Code. Array matched 100% of the first 4% of each participant's semi-monthly contribution. In addition, Array may make annual discretionary profit sharing contributions in an amount to be determined at the 401(k) Plan year-end by the Board of Directors; no discretionary contributions were made in fiscal 2008. Participants' contributions may be invested in any of several investment alternatives. Participants become vested in our contributions according to a graduated vesting schedule based upon length of service with us. Each of our named executive officers was fully vested in these contributions as of fiscal 2008, with the exception of Dr. Yates, who was 25% vested.

 COMPENSATION OF DIRECTORS

        Cash compensation to our non-employee directors consists of quarterly retainers and meeting fees. The Compensation Committee periodically reviews and analyzes compensation data among the same peer group as is used in determining executive compensation and, as appropriate, adjusts director compensation to ensure that we are able to attract and retain individuals with the experience and expertise we need to help us achieve our strategic goals. During fiscal 2008, the quarterly retainer for non-employee board members was $5,000; meeting fees were $1,000 for each Board meeting they attended. Members of the Compensation Committee and the Corporate Governance Committee received $1,000 for each committee meeting they attended, and the chairs of these committees received an additional $1,000 for each committee meeting that they chaired. Audit Committee members received $2,000 for each Audit Committee meeting they attended and the chair received an additional $2,000 for each Audit Committee meeting that he chaired. Our non-employee directors were compensated at a rate of 50% of the foregoing meeting fees if a Board or committee meeting was held via teleconference. In addition, each non-employee director is reimbursed for his reasonable out-of-pocket expenses incurred by him while attending any meeting of the Board or of a committee of the Board.

        We also grant to our non-employee directors stock options to purchase our common stock under our Amended and Restated Stock Option and Incentive Plan, as amended, at an exercise price equal to the fair market value on the date of grant. In past years, these grants were made every three years to purchase 30,000 shares of our common stock and vest in three equal annual installments, subject to continued board service. In May 2007, our Board of Directors, on the recommendation of the Compensation Committee, approved an increase in the equity compensation to be issued to our independent directors to purchase 45,000 shares of common stock vesting in three equal annual installments subject to continued Board service. The last tranche of previously granted stock option grants vested in full in November 2007, and on November 1, 2007 new grants for 45,000 shares each were made to all our directors subject to continued Board service.

Director Compensation Table

        The following table sets forth compensation paid to or earned by each of our directors who were serving as directors as of June 30, 2008.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)		Total ($)
Kyle A. Lefkoff, Chairman	$43,000	$83,105	(2)	$126,105
Francis J. Bullock, Ph.D.	29,500	83,105	(2)	112,605
Marvin H. Caruthers, Ph.D.	28,500	83,105	(2)	111,605
Gil J. Van Lunsen	43,000	71,712	(2)	114,712
Douglas E. Williams, Ph.D.	28,000	68,863	(2)	96,863
John L. Zabriskie, Ph.D.	34,000	83,105	(2)	117,105

    (1)
    The amounts reported in this column reflect the dollar amounts recognized as stock-based compensation expense in fiscal 2008 for financial accounting purposes, related to stock options granted in prior years, before reflecting forfeitures, determined in accordance with Statement of Financial Accounting Standards No. 123R, "Share-Based Payment." See Note 12 to our audited financial statements set forth in our Annual Report on Form 10-K for fiscal 2008 for the assumptions used in determining such amounts.

    (2)
    Consists of options to purchase 10,000 shares which vested in fiscal 2008. As of September 1, 2008, outstanding options to purchase 105,000, 135,000, 105,000, 81,000,

      80,000 and 125,000 shares of common stock were held by Mr. Lefkoff, Dr. Bullock, Dr. Caruthers, Mr. Van Lunsen, Dr. Williams and Dr. Zabriskie, respectively.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        No current member of the Compensation Committee has been an officer or employee of Array at any time. None of our executive officers serve as a member of the Board of Directors or Compensation Committee of any other company that has one or more executive officers serving as a member of our Board of Directors, nor has such a relationship existed in the past.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

Policies and Procedures with Respect to Related Person Transactions

        Our Audit Committee charter requires that the Audit Committee approve all related person transactions requiring disclosure under Item 404 of Regulation S-K under the Securities Exchange Act of 1934. During 2007, the Audit Committee adopted a written policy governing its review of transactions with related persons. Pursuant to this policy, identified transactions in which related persons have a direct or indirect material interest, are subject to approval or ratification by the Audit Committee. Certain transactions that are not required to be disclosed under Item 404 of Regulation S-K, including compensation and compensation-related transactions, are not subject to this policy. Our policy also requires approval or ratification for any material amendments to ongoing related person transactions. In determining whether to approve a related person transaction, the Audit Committee will consider all relevant facts and circumstances available to it, which may include the benefits of the transaction to the Company, the impact of the transaction on a director's independence, the availability of other sources for comparable products or services, and the terms of the transaction as compared with those available to or from unrelated third parties. No director will participate in the discussion of any related person transaction in which that director has a direct or indirect interest, other than to provide material information about the transaction to the Audit Committee. For purposes of this policy, the term "related person" has the meaning contained in Item 404 of Regulation S-K and includes our executive officers, directors and director nominees (and their respective immediate family members or persons sharing their household), stockholders owning in excess of 5% of our outstanding capital stock or any entity owned or controlled by any of the foregoing or in which any of the foregoing has a substantial ownership interest.

Related Person Transactions

        Prior to our initial public offering and in connection with the sale and issuance of our Series A preferred stock in May 1998, and August 1998, our Series B preferred stock in November 1999, and our Series C preferred stock in August 2000, we entered into an agreement with the investors in such financings providing for registration rights with respect to the shares of common stock, including those issuable upon conversion of each series of preferred stock, held and subsequently acquired by these investors. Currently, 3.6 million shares of our common stock are entitled to registration rights pursuant to terms and conditions of this agreement. The registration rights under this agreement allow the holders of at least 30% of the shares of common stock held by such holders then outstanding to require us to register their shares under the Securities Act on up to two occasions, subject to limitations described in the agreement. In addition, these holders can require us to include their shares in future registrations of our shares for our account or the account of another stockholder. These holders may also require us to register their shares on up to two occasions in any calendar year on Form S-3. These registration rights are subject to limitations and conditions, including the right of underwriters to limit the number of shares of common stock held by existing stockholders to be included in a registration. The registration rights as to any holder will terminate when all securities held by the holder entitled to registration rights can be sold within a three-month period under Rule 144 of the Securities Act and when the number of shares held by the holder is less than 1% of our outstanding capital stock on an as converted to common stock basis. In addition, we are generally required to bear all expenses of registration, including the reasonable fees of a single counsel acting on behalf of all selling stockholders, except underwriting discounts and selling commissions.

        Stock option grants to our directors and executive officers are described in this Proxy Statement under the heading "COMPENSATION OF DIRECTORS—Director Compensation Table" and "EXECUTIVE COMPENSATION." The beneficial ownership of shares of our common stock held by our officers, directors and 5% stockholders is described under "PRINCIPAL STOCKHOLDERS." In addition, we have employment agreements with our executive officers and some of our other employees, which are discussed under "EXECUTIVE COMPENSATION—Employment Agreements."

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and certain stockholders to file reports with the SEC on Forms 3, 4 and 5 for the purpose of reporting their ownership of and transactions in common stock. During the fiscal year ended June 30, 2008, to our knowledge and based solely on copies of these reports furnished to us by our directors, executive officers and 10% beneficial shareholders, all Section 16(a) reports were timely filed, except that one stock option grant to Dr. Zabriskie was filed late on a Form 4.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

        KPMG LLP has served as our independent registered public accountants since October 14, 2004. Representatives from KPMG LLP are expected to be present at the Annual Meeting, and will have an opportunity to make a statement at the Annual Meeting if they desire to do so and are expected to be available to respond to appropriate questions at the Annual Meeting.

STOCKHOLDER PROPOSALS FOR 2009 ANNUAL MEETING

Submission of Stockholder Proposals for Inclusion in Next Year's Annual Meeting Proxy Statement

        Any proposal or proposals by a stockholder intended to be included in the Proxy Statement and form of proxy relating to the 2009 Array Annual Meeting of Stockholders must be received by Array no later than May 29, 2009, (120 days prior to September 26, 2009) according to the proxy solicitation rules of the SEC, and must comply with the other proxy solicitation rules promulgated by the SEC and with the procedures set forth in our Bylaws. Proposals should be sent to the Secretary of Array at 3200 Walnut Street, Boulder, Colorado 80301. Nothing in this paragraph shall be deemed to require Array to include in its Proxy Statement and proxy relating to the 2009 Annual Meeting of Stockholders any stockholder proposal which may be omitted from the proxy materials according to applicable regulations of the SEC in effect at the time the proposal is received.

Other Stockholder Proposals for Presentation at Next Year's Annual Meeting

        A stockholder who wishes to submit a proposal for consideration at the 2009 Annual Meeting outside the processes of Rule 14a-8 under the Securities Exchange Act of 1934 and that will not be included in the Proxy Statement for such meeting must, in accordance with Section 2.2 of our Bylaws, file a written notice with the Secretary of Array which conforms to the requirements of the Bylaws. Our Bylaws are on file with the Securities and Exchange Commission, and may be obtained from our Secretary upon request and are available under the Investor Relations portion of our website at www.arraybiopharma.com. The officer who will preside at the stockholders meeting will determine whether the information provided in such notice satisfies the informational requirements of the Bylaws.

Such notice of a stockholder proposal must be delivered no earlier than August 1, 2009, and no later than August 31, 2009. Any stockholder proposal that is not submitted in accordance with the foregoing procedures will not be considered to be properly brought before the 2009 Annual Meeting.

Stockholder Nominations to the Board of Directors

        The Corporate Governance Committee of the Board of Directors will consider nominating directors to the Board of Directors who are recommended by stockholders pursuant to the procedures described above for submission of stockholder proposals and the procedures set forth below. Candidates nominated for election or reelection to the Board of Directors should possess the following qualifications:

  •
  Personal characteristics:
  •
  highest personal and professional ethics, integrity and values;

  •
  an inquiring and independent mind, with a respect for the views of others;

  •
  ability to work well with others;

  •
  practical wisdom and mature judgment.

  •
  Broad, policy-making level training and experience in business, government, academia or science to understand business problems and evaluate and formulate solutions.

  •
  Expertise that is useful to Array and complementary to the background and experience of other Board members.

  •
  Willingness to devote the time necessary to carrying out the duties and responsibilities of Board membership and to be an active, objective and constructive participant at meetings of the Board and its Committees.

  •
  Commitment to serve on the Board over a period of several years to develop knowledge about our principal operations.

  •
  Willingness to represent the best interests of all stockholders and objectively appraise management performance.

        The Corporate Governance Committee must receive proposals for stockholder nominations on or before the deadline for the submission of stockholder proposals for such annual meeting set forth in our bylaws and required by the rules of the Securities and Exchange Commission, as described above. Stockholder proposals must include:

  •
  information regarding the stockholder making the proposal, including name, address and number of shares of Array BioPharma stock beneficially owned by such stockholder;

  •
  a representation that the stockholder or the stockholder's nominee is entitled to vote at the meeting at which directors will be elected, and that the stockholder or the stockholder's designee intends to cast its vote for the election of the director, if nominated; and

  •
  the name and address of the person being nominated and such other information regarding each nominated person that would be required in a proxy statement filed pursuant to the Security and Exchange Commission's proxy rules, including, but not limited to:
  •
  a copy of the nominee's current résumé

  •
  biographical information concerning the nominee for the last five years, including directorships and positions held with other companies

  •
  the nominee's date of birth

    •
    a list of references

    •
    a description of any relationship, arrangement or understanding between the stockholder making the proposal and the nominee and any other person (including names), pursuant to which the nomination is being made

    •
    a description of any direct or indirect relationship, arrangement or understanding between the stockholder making the proposal or the nominee and Array BioPharma

    •
    the consent of each nominee to being named in the proxy statement and to serve as a director if elected

        Following verification of this information, the Corporate Governance Committee will make an initial analysis of the qualifications of the candidate pursuant to Array's general criteria for director nominations. The Corporate Governance Committee will evaluate all candidates to the Board in the same manner regardless of the source of the nomination.

VOTING PROCEDURES AND COSTS OF PROXY SOLICITATION

        All votes will be tabulated by the inspector of election appointed for the Annual Meeting who will separately tabulate affirmative and negative votes, abstentions and shares represented by brokers who are prohibited from exercising discretionary authority because the beneficial owners of such shares have not provided voting instructions, commonly referred to as "broker non-votes." Shares represented by proxies that reflect abstentions and broker non-votes will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. The election of directors will be approved by a plurality of the votes duly cast. Abstentions and broker "non-votes" are not counted for purposes of the election of directors. The approval of PROPOSAL 2 and PROPOSAL 3 and the ratification of the independent registered public accountants under PROPOSAL 4 will each require a favorable vote of a majority of the shares of our common stock present in person or by proxy, and entitled to vote at the Annual Meeting. Broker non-votes are not treated as present and entitled to vote for purposes of determining whether a proposal has been approved and, therefore, will not be counted for any purpose in determining the approval of PROPOSAL 2, PROPOSAL 3 or the ratification of the independent registered public accountants, and will have no effect on these proposals. Abstentions represent shares entitled to vote and, therefore, the effect of an abstention will be a vote against this proposal.

        The cost of preparing, assembling and mailing the proxy materials will be borne by us. We will also request persons, firms and corporations holding shares in their names or in the names of their nominees, which shares are beneficially owned by others, to send the proxy materials to, and to obtain proxies from, such beneficial owners and will reimburse such holders for their reasonable expenses in doing so. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by our directors, officers or other regular employees. No additional compensation will be paid to directors, officers or other regular employees for such services.

        The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

        Your vote is important. Please complete the enclosed Proxy Card and mail it in the enclosed postage-paid envelope as soon as possible.

By Order of the Board of Directors,

John R. Moore Secretary

September 26, 2008

 Appendix A

AMENDED AND RESTATED
ARRAY BIOPHARMA INC.
STOCK OPTION AND INCENTIVE PLAN

As amended on September 12, 2002 and on
September 11, 2008, subject to the approval of the stockholders.

        Array BioPharma Inc., a Delaware corporation (the "Company"), sets forth herein the terms of the Company's Amended and Restated Stock Option and Incentive Plan (the "Plan").

1.     PURPOSE

        The purpose of the Plan is to enhance the Company's ability to attract, retain, and compensate highly qualified officers, key employees, and other persons, and to motivate such officers, key employees, and other persons to serve the Company and its Affiliates (as defined herein) and to expend maximum effort to improve the business results and earnings of the Company, by providing to such officers, key employees and other persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company and with other financial incentives. To this end, the Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, deferred stock awards, unrestricted stock awards, performance stock awards, dividend equivalent rights, performance awards and annual incentive awards in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein.

2.     DEFINITIONS

        For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

        2.1   "Affiliate" means, with respect to the Company, any company or other trade or business that controls, is controlled by or is under common control with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any Subsidiary.

        2.2   "Annual Incentive Award" means a conditional right granted to a Grantee under Section 18.3.2 hereof to receive a cash payment, Stock or other Award, unless otherwise determined by the Committee, after the end of a specified fiscal year.

        2.3   "Award" means a grant of an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Deferred Stock, Unrestricted Stock, Performance Stock, Dividend Equivalent Rights, Performance or Annual Incentive Awards under the Plan.

        2.4   "Award Agreement" means the written agreement between the Company and a Grantee that evidences and sets out the terms and conditions of an Award.

        2.5   "Benefit Arrangement" shall have the meaning set forth in Section 19 hereof.

        2.6   "Board" means the Board of Directors of the Company.

        2.7   "Cause" means, as determined by the Board and unless otherwise provided in an applicable employment agreement with the Company or an Affiliate, (i) gross negligence or willful misconduct in connection with the performance of duties; (ii) conviction of a criminal offense (other than minor traffic offenses); or (iii) material breach of any term of any employment, consulting or other services, confidentiality, intellectual property or non-competition agreements, if any, between the Service Provider or employee and the Company or an Affiliate.

        2.8   "Change in Control" means (i) the dissolution or liquidation of the Company or a merger, consolidation, or reorganization of the Company with one or more other entities in which the Company is not the surviving entity, (ii) a sale of substantially all of the assets of the Company to another person or entity, or (iii) any transaction (including without limitation a merger or reorganization in which the Company is the surviving entity) which results in any person or entity (other than persons who are shareholders or Affiliates immediately prior to the transaction) owning 50% or more of the combined voting power of all classes of stock of the Company.

        2.9   "Code" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

        2.10 "Committee" means a committee of, and designated from time to time by resolution of, the Board, which shall consist of no fewer than two members of the Board, none of whom shall be an officer or other salaried employee of the Company or any Affiliate.

        2.11 "Company" means the Array BioPharma Inc.

        2.12 "Covered Employee" means a Grantee who is a Covered Employee within the meaning of Section 162(m)(3) of the Code.

        2.13 "Deferred Stock" means a right, granted to a Grantee under Section 14 hereof, to receive Stock, cash or a combination thereof at the end of a specified deferral period."

        2.14 "Disability" means the Grantee is unable to perform each of the essential duties of such Grantee's position by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than 12 months; provided, however, that, with respect to rules regarding expiration of an Incentive Stock Option following termination of the Grantee's Service, Disability shall mean the Grantee is unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

        2.15 "Dividend Equivalent" means a right, granted to a Grantee under Section 17 hereof, to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.

        2.16 "Effective Date" of the Plan means the date of the closing of the initial public offering of the Company's common stock.

        2.17 "Exchange Act" means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

        2.18 "Fair Market Value" means the value of a share of Stock, determined as follows: if on the Grant Date or other determination date the Stock is listed on an established national or regional stock exchange, is admitted to quotation on The Nasdaq Stock Market, or is publicly traded on an established securities market, the Fair Market Value of a share of Stock shall be the closing price of the Stock on such exchange or in such market (if there is more than one such exchange or market the Board shall determine the appropriate exchange or market) on the Grant Date or such other determination date (or if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no sale of Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the Stock is not listed on such an exchange, quoted on such system or traded on such a market, Fair Market Value shall be the value of the Stock as determined by the Board in good faith.

        2.19 "Family Member" means a person who is a spouse, child, stepchild, grandchild, parent, stepparent, grandparent, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, of the Grantee, any person sharing the Grantee's household (other than a tenant or employee), a trust in which any one or more these persons have more than fifty percent of the beneficial interest, a foundation in which any one or more of these persons (or the Grantee) control the management of assets, and any other entity in which one or more these persons (or the Grantee) own more than fifty percent of the voting interests.

        2.20 "Grant Date" means, as determined by the Board or authorized Committee, the latest to occur of (i) the date as of which the Board approves an Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6 hereof, or (iii) such other date as may be specified by the Board.

        2.21 "Grantee" means a person who receives or holds an Award under the Plan.

        2.22 "Incentive Stock Option" means an "incentive stock option" within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

        2.23 "Non-qualified Stock Option" means an Option that is not an Incentive Stock Option.

        2.24 "Option" means an option to purchase one or more shares of Stock pursuant to the Plan.

        2.25 "Option Price" means the purchase price for each share of Stock subject to an Option.

        2.26 "Other Agreement" shall have the meaning set forth in Section 19 hereof.

        2.27 "Outside Director" means a member of the Board who is not an officer or employee of the Company.

        2.28 "Performance Award" means a conditional right granted to a Grantee under Section 18.3 hereof to receive a cash payment, Stock or other Award, unless otherwise determined by the Committee, after the end of a period of up to 10 years.

        2.29 "Performance Stock Award" means Awards granted pursuant to Section 16.

        2.30 "Plan" means this Amended and Restated Array BioPharma Inc. Stock Option and Incentive Plan.

        2.31 "Reporting Person" means a person who is required to file reports under Section 16(a) of the Exchange Act.

        2.32 "Restricted Period" means the period during which Restricted Stock or Restricted Stock Units are subject to restrictions or conditions pursuant to Section 13.2 hereof.

        2.33 "Restricted Stock" means shares of Stock, awarded to a Grantee pursuant to Section 13 hereof, that are subject to restrictions and to a risk of forfeiture.

        2.34 "Restricted Stock Unit" means a unit awarded to a Grantee pursuant to Section 13 hereof, which represents a conditional right to receive a share of Stock in the future, and which is subject to restrictions and to a risk of forfeiture.

        2.35 "Securities Act" means the Securities Act of 1933, as now in effect or as hereafter amended.

        2.36 "Service" means service as an employee, officer, director or other Service Provider of the Company or an Affiliate. Unless otherwise stated in the applicable Award Agreement, a Grantee's change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be an employee, officer, director or other Service Provider of the Company or an Affiliate. Subject to the preceding sentence, whether a termination of Service shall have occurred for purposes of the Plan shall be determined by the Board, which determination shall be final, binding and conclusive.

        2.37 "Service Provider" means a consultant or adviser to the Company, a manager of the Company's properties or affairs, or other similar service provider or Affiliate, and employees of any of the foregoing, as such persons may be designated from time to time by the Board pursuant to Section 6 hereof.

        2.38 "Stock" means the common stock, par value $.001 per share, of the Company.

        2.39 "Stock Appreciation Right" or "SAR" means a right granted to a Grantee under Section 12 hereof.

        2.40 "Subsidiary" means any "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code.

        2.41 "Termination Date" means the date upon which an Option shall terminate or expire, as set forth in Section 10.2 hereof.

        2.42 "Unrestricted Stock Award" means an Award granted pursuant to Section 15 hereof.

3.     ADMINISTRATION OF THE PLAN

        3.1.  Board.

        The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company's certificate of incorporation and by-laws and applicable law. The Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan, any Award or any Award Agreement. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting or by unanimous consent of the Board executed in writing in accordance with the Company's certificate of incorporation and by-laws and applicable law. The interpretation and construction by the Board of any provision of the Plan, any Award or any Award Agreement shall be final and conclusive. To the extent permitted by law, the Board may delegate its authority under the Plan to a member of the Board or to an executive officer of the Company who is a member of the Board.

        3.2.  Committee.

        The Board from time to time may delegate to a Committee such powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 above and in other applicable provisions, as the Board shall determine, consistent with the certificate of incorporation and by-laws of the Company and applicable law. In the event that the Plan, any Award or any Award Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in this Section. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final, binding and conclusive. To the extent permitted by law, the Committee may delegate its authority under the Plan to a member of the Board or an executive officer of the Company who is a member of the Board.

        3.3.  Terms of Awards.

        Subject to the other terms and conditions of the Plan, the Board shall have full and final authority:

        (i)    to designate Grantees,

        (ii)   to determine the type or types of Awards to be made to a Grantee,

        (iii)  to determine the number of shares of Stock to be subject to an Award,

        (iv)  to establish the terms and conditions of each Award (including, but not limited to, the exercise price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options),

        (v)   to prescribe the form of each Award Agreement evidencing an Award,

        (vi)  to amend, modify, or supplement the terms of any outstanding Award, and

        (vii) Such authority specifically includes the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to modify Awards to eligible individuals who are foreign nationals or are individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom.

        As a condition to any subsequent Award, the Board shall have the right, at its discretion, to require Grantees to return to the Company Awards previously made under the Plan. Subject to the terms and conditions of the Plan, any such new Award shall be upon such terms and conditions as are specified by the Board at the time the new Award is made. The Board shall have the right, in its discretion, to make Awards in substitution or exchange for any other award under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate. The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of actions taken by the Grantee in violation or breach of or in conflict with any non-competition agreement, any agreement prohibiting solicitation of employees or clients of the Company or any Affiliate thereof or any confidentiality obligation with respect to the Company or any Affiliate thereof or otherwise in competition with the Company or any Affiliate thereof, to the extent specified in such Award Agreement applicable to the Grantee. Furthermore, the Company may annul an Award if the Grantee is an employee of the Company or an Affiliate thereof and is terminated for Cause as defined in the applicable Award Agreement or the Plan, as applicable. The grant of any Award shall be contingent upon the Grantee executing the appropriate Award Agreement.

        3.4.  No Liability.

        No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award or Award Agreement.

4.     STOCK SUBJECT TO THE PLAN

        Subject to adjustment as provided in Section 22 hereof, the number of shares of Stock available for issuance under the Plan shall be 10,728,370, which number shall be increased, but not decreased, by any "Additional Authorized Shares." Additional Authorized Shares, for purposes of the Plan, means on any given day the difference between (1) the Company's issued and outstanding shares of Stock (on a fully diluted, as converted basis) multiplied by a factor of 25% minus (2) the number of outstanding shares of Stock relating to Awards plus the number of shares of Stock available for future grants of Awards on such date. The number of shares of Stock available for issuance under the Plan as incentive stock options may not exceed 10,728,370 shares, which number shall be increased each January 1 for the next five years beginning in 2001 by 250,000 shares; provided, that, at no time may the number of shares of Stock available for issuance under the Plan as incentive stock options exceed the total number of shares reserved for issuance under the Plan. If any shares covered by an Award are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Stock subject thereto, then the number of shares of Stock counted against the aggregate number of shares available under the Plan with respect to such Award shall, to the extent of any such forfeiture or termination, again be available for making Awards under the Plan. If the exercise price of any Option granted under the Plan is satisfied by tendering shares of Stock to the Company (by either actual delivery or by attestation), only the number of shares of Stock issued net of the shares of Stock tendered shall be deemed delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

5.     EFFECTIVE DATE AND TERM OF THE PLAN

        5.1.  Effective Date.

        The Plan shall be effective as of the Effective Date, subject to approval of the Plan by the Company's stockholders within one year of the Effective Date. Upon approval of the Plan by the stockholders of the Company as set forth above, all Awards made under the Plan on or after the Effective Date shall be fully effective as if the stockholders of the Company had approved the Plan on the Effective Date. If the stockholders fail to approve the Plan within one year after the Effective Date, any Awards made hereunder shall be null and void and of no effect.

        5.2.  Term.

        The Plan shall terminate automatically on September 8, 2020 and may be terminated on any earlier date as provided in Section 21.

6.     AWARD ELIGIBILITY

        6.1.  Company or Subsidiary Employees; Service Providers; Other Persons.

        Subject to Section 7, Awards may be made under the Plan to: (i) any employee of, or a Service Provider to, the Company or of any Affiliate, including any such employee or Service Provider who is an officer or director of the Company, or of any affiliate, as the Board shall determine and designate from time to time, (ii) any Outside Director, and (iii) any other individual whose participation in the Plan is determined to be in the best interests of the Company by the Board.

        6.2.  Successive Awards.

        An eligible person may receive more than one Award, subject to such restrictions as are provided herein.

7.     LIMITATIONS ON GRANTS

        7.1.  Limitation on Shares of Stock Subject to Awards and Cash Awards.

        During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, the maximum number of shares of Stock subject to Options that can be awarded under the Plan to any person eligible for an Award under Section 6 hereof is two million (2,000,000) per year. During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, the maximum number of shares that can be awarded under the Plan, other than pursuant to an Option to any person eligible for an Award under Section 6 hereof is four hundred thousand (400,000) per year. The preceding limitations in this Section 7.1 are subject to adjustment as provided in Section 22 hereof. The maximum amount that may be earned as an Annual Incentive Award or other cash Award in any fiscal year by any one Grantee shall be $1,000,000 and the maximum amount that may be earned as a Performance Award or other cash Award in respect of a performance period by any one Grantee shall be $3,000,000.

        7.2.  Limitations on Incentive Stock Options.

        An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock

Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee's employer and its Affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

8.     AWARD AGREEMENT

        Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement, to be executed by the Company and by the Grantee, in such form or forms as the Board shall from time to time determine. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-qualified Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Non-qualified Stock Options.

9.     OPTION PRICE

        The Option Price of each Option shall be fixed by the Board and stated in the Award Agreement evidencing such Option. The Option Price shall be at least the aggregate Fair Market Value on the Grant Date of the shares of Stock subject to the Option; provided, however, that in the event that a Grantee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to ownership of more than ten percent of the Company's outstanding Stock), the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than the greater of the par value of a share of Stock or 110 percent of the Fair Market Value of a share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.

10.   VESTING, TERM AND EXERCISE OF OPTIONS

        10.1.  Vesting.

        Subject to Sections 10.2 and 22.3 hereof, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Board and stated in the Award Agreement. For purposes of this Section 10.1, fractional numbers of shares of Stock subject to an Option shall be rounded down to the next nearest whole number. The Board may provide, for example, in the Award Agreement for (i) accelerated exercisability of the Option in the event the Grantee's Service terminates on account of death, Disability or another event, (ii) expiration of the Option prior to its term in the event of the termination of the Grantee's Service, (iii) immediate forfeiture of the Option in the event the Grantee's Service is terminated for Cause or (iv) unvested Options to be exercised subject to the Company's right of repurchase with respect to unvested shares of Stock.

        10.2.  Term.

        Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten years from the date such Option is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the Award Agreement relating to such Option (the "Termination Date"); provided, however, that in the event that the Grantee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to ownership of more than ten percent of the outstanding Stock), an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five years from its Grant Date.

        10.3.  Acceleration.

        Any limitation on the exercise of an Option contained in any Award Agreement may be rescinded, modified or waived by the Board, in its sole discretion, at any time and from time to time after the Grant Date of such Option, so as to accelerate the time at which the Option may be exercised. Notwithstanding any other provision of the Plan, no Option shall be exercisable in whole or in part prior to the date the Plan is approved by the stockholders of the Company as provided in Section 5.1 hereof.

        10.4.  Termination of Service.

        Each Award Agreement shall set forth the extent to which the Grantee shall have the right to exercise the Option following termination of the Grantee's Service. Such provisions shall be determined in the sole discretion of the Board, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

        10.5.  Limitations on Exercise of Option.

        Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, prior to the date the Plan is approved by the stockholders of the Company as provided herein, or after ten years following the Grant Date, or after the occurrence of an event referred to in Section 22 hereof which results in termination of the Option.

        10.6.  Method of Exercise.

        An Option that is exercisable may be exercised by the Grantee's delivery to the Company of written notice of exercise on any business day, at the Company's principal office, on the form specified by the Company. Such notice shall specify the number of shares of Stock with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of (i) 100 shares or such lesser number set forth in the applicable Award Agreement and (ii) the maximum number of shares available for purchase under the Option at the time of exercise.

        10.7.  Form of Payment.

        Payment of the Option Price for the shares purchased pursuant to the exercise of an Option shall be made (i) in cash or in cash equivalents acceptable to the Company; (ii) through the tender to the Company of shares of Stock, which shares, if acquired from the Company, shall have been held for at least six months and which shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their Fair Market Value on the date of exercise; or (iii) by a combination of the methods described in (i) and (ii). Unless the Board provides otherwise in the Award Agreement, payment in full of the Option Price need not accompany the written notice of exercise provided that the notice of exercise directs that the certificate or certificates for the shares of Stock for which the Option is exercised be delivered to a licensed broker acceptable to the Company as the agent for the individual exercising the Option and, at the time such certificate or certificates are delivered, the broker tenders to the Company cash (or cash equivalents acceptable to the Company) equal to the Option Price for the shares of Stock purchased pursuant to the exercise of the Option plus the amount (if any) of federal and/or other taxes which the Company may in its judgment, be required to withhold with respect to the exercise of the Option. An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect.

        10.8.  Rights of Holders of Options.

        Unless otherwise stated in the applicable Award Agreement, an individual holding or exercising an Option shall have none of the rights of a shareholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock) until the shares of Stock covered thereby are fully paid and issued to him. Except as provided in Section 22 hereof, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

        10.9.  Delivery of Stock Certificates.

        Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a stock certificate or certificates evidencing his or her ownership of the shares of Stock subject to the Option.

        10.10.  Reload Options.

        At the discretion of the Board and subject to such restrictions, terms and conditions as the Board may establish, Options granted under the Plan may include a "reload" feature pursuant to which a Grantee exercising an Option by the delivery of a number of shares of Stock in accordance with Section 10.7 hereof would automatically be granted an additional Option (with an exercise price equal to the Fair Market Value of the Stock on the date the additional Option is granted and with such other terms as the Board may provide) to purchase that number of shares of Stock equal to the number delivered to exercise the original Option with an Option term equal to the remainder of the original Option term unless the Board otherwise determines in the Option Award Agreement for the original grant.

11.   TRANSFERABILITY OF OPTIONS

        11.1.  Transferability of Options.

        Except as provided in Section 11.2, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee's guardian or legal representative) may exercise an Option. Except as provided in Section 11.2, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

        11.2.  Family Transfers.

        If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Option which is not an Incentive Stock Option to any Family Member. For the purpose of this Section 11.2, a "not for value" transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 11.2, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred Options are prohibited except to Family Members of the original Grantee in accordance with this Section 11.2 or by will or the laws of descent and distribution. The events of termination of Service of Section 10.4 hereof shall continue to be applied with respect to the original Grantee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified, in Section 10.4.

12.   STOCK APPRECIATION RIGHTS

        The Board is authorized to grant SARs to Grantees on the following terms and conditions:

        12.1.  Right to Payment.

        A SAR shall confer on the Grantee to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the grant price of the SAR as determined by the Board. The grant price of an SAR shall not be less than the Fair Market Value of a share of Stock on the date of grant except as provided in Section 18.1.

        12.2.  Other Terms.

        The Board shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Grantees, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR. SARs may be either freestanding or in tandem with other Awards.

13.   RESTRICTED STOCK

        13.1.  Grant of Restricted Stock or Restricted Stock Units.

        The Board may from time to time grant Restricted Stock or Restricted Stock Units to persons eligible to receive Awards under Section 6 hereof, subject to such restrictions, conditions and other terms as the Board may determine.

        13.2.  Restrictions.

        At the time a grant of Restricted Stock or Restricted Stock Units is made, the Board shall establish a period of time (the "Restricted Period") applicable to such Restricted Stock or Restricted Stock Units. Each Award of Restricted Stock or Restricted Stock Units may be subject to a different Restricted Period. The Board may, in its sole discretion, at the time a grant of Restricted Stock or Restricted Stock Units is made, prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the satisfaction of corporate or individual performance objectives, which may be applicable to all or any portion of the Restricted Stock or Restricted Stock Units in accordance with Section 18.3.1 and 18.3.2. Neither Restricted Stock nor Restricted Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Board with respect to such Restricted Stock or Restricted Stock Units.

        13.3.  Restricted Stock Certificates.

        The Company shall issue, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Board may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee's benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee, provided, however, that such certificates shall bear a legend or legends that complies with the applicable securities laws and regulations and makes appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

        13.4.  Rights of Holders of Restricted Stock.

        Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such Stock and the right to receive any dividends declared or paid with respect to such Stock. The Board may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Stock. All distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Grant.

        13.5.  Rights of Holders of Restricted Stock Units.

        Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock Units shall have no rights as stockholders of the Company. The Board may provide in an Award Agreement evidencing a grant of Restricted Stock Units that the holder of such Restricted Stock Units shall be entitled to receive, upon the Company's payment of a cash dividend on its outstanding Stock, a cash payment for each Restricted Stock Unit held equal to the per-share dividend paid on the Stock. Such Award Agreement may also provide that such cash payment will be deemed reinvested in additional Restricted Stock Units at a price per unit equal to the Fair Market Value of a share of Stock on the date that such dividend is paid.

        13.6.  Termination of Service.

        Unless the Board otherwise provides in an Award Agreement or in writing after the Award Agreement is issued, upon the termination of a Grantee's Service, any Restricted Stock or Restricted Stock Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of Restricted Stock or Restricted Stock Units, the Grantee shall have no further rights with respect to such Award, including but not limited to any right to vote Restricted Stock or any right to receive dividends with respect to shares of Restricted Stock or Restricted Stock Units.

        13.7.  Delivery of Stock and Payment Therefor.

        Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to shares of Restricted Stock or Restricted Stock Units shall lapse, and, unless otherwise provided in the Award Agreement, upon payment by the Grantee to the Company, in cash or by check, of the aggregate par value of the shares of Stock represented by such Restricted Stock or Restricted Stock Units (or such other higher purchase price determined by the Board), a stock certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee's beneficiary or estate, as the case may be.

14.   DEFERRED STOCK AWARDS

        14.1.  Nature of Deferred Stock Awards.

        A Deferred Stock Award is an Award of phantom stock units to a Grantee, subject to restrictions and conditions as the Board may determine at the time of grant. Conditions may be based on continuing Service and/or achievement of pre-established performance goals and objectives. The terms and conditions of each such agreement shall be determined by the Board, and such terms and conditions may differ among individual Awards and Grantees. At the end of the deferral period, the Deferred Stock Award, to the extent vested, shall be paid to the Grantee in the form of shares of Stock.

        14.2.  Election to Receive Deferred Stock Awards in Lieu of Compensation.

        The Board may, in its sole discretion, permit a Grantee to elect to receive a portion of the cash compensation or Restricted Stock Award otherwise due to such Grantee in the form of a Deferred Stock Award. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Board and in accordance with rules and procedures established by the Board. The Board shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Board deems appropriate.

        14.3.  Rights as a Stockholder.

        During the deferral period, a Grantee shall have no rights as a stockholder; provided, however, that the Grantee may be credited with Dividend Equivalent Rights with respect to the phantom stock units underlying his Deferred Stock Award, subject to such terms and conditions as the Board may determine.

        14.4.  Restrictions on Transfer.

        A Deferred Stock Award may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of during the deferral period.

        14.5.  Termination.

        Except as may otherwise be provided by the Board either in the Award Agreement or, in writing after the Award Agreement is issued, a Grantee's right in all Deferred Stock Awards that have not vested shall automatically terminate upon the Grantee's termination of Service for any reason.

15.   UNRESTRICTED STOCK AWARDS

        The Board may, in its sole discretion, grant (or sell at par value or such other higher purchase price determined by the Board) an Unrestricted Stock Award to any Grantee pursuant to which such Grantee may receive shares of Stock free of any restrictions ("Unrestricted Stock") under the Plan. Unrestricted Stock Awards may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration, or in lieu of any cash compensation due to such Grantee.

16.   PERFORMANCE STOCK AWARDS

        16.1.  Nature of Performance Stock Awards.

        A Performance Stock Award is an Award entitling the recipient to acquire shares of Stock upon the attainment of specified performance goals. The Board may make Performance Stock Awards independent of or in connection with the granting of any other Award under the Plan. The Board in its sole discretion shall determine whether and to whom Performance Stock Awards shall be made, the performance goals applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded Performance Stock; provided, however, that the Board may rely on the performance goals and other standards applicable to other performance unit plans of the Company in setting the standards for Performance Stock Awards under the Plan. At any time prior to the Grantee's termination of Service, the Board may in its sole discretion accelerate, waive or amend any or all of the goals, restrictions or conditions imposed under any Performance Stock Award.

        16.2.  Rights as a Stockholder.

        A Grantee receiving a Performance Stock Award shall have the rights of a stockholder only as to shares actually received by the Grantee under the Plan and not with respect to shares subject to the Award but not actually received by the Grantee. A Grantee shall be entitled to receive a stock certificate evidencing the acquisition of Stock under a Performance Stock Award only upon satisfaction of all conditions specified in the written instrument evidencing the Performance Stock Award (or in a performance plan adopted by the Board).

        16.3.  Termination of Service.

        Except as may otherwise be provided by the Board either in the Award Agreement or in writing after the Award Agreement is issued, a Grantee's rights in all Performance Stock Awards shall automatically terminate upon the Grantee's termination of Service for any reason.

17.   DIVIDEND EQUIVALENT RIGHTS

        17.1.  Dividend Equivalent Rights.

        A Dividend Equivalent Right is an Award entitling the recipient to receive credits based on cash distributions that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the recipient. A Dividend Equivalent Right may be granted hereunder to any Grantee as a component of another Award or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in the grant. Dividend Equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment. Dividend Equivalent Rights may be settled in cash or Stock or a combination thereof, in a single installment or installments, all determined in the sole discretion of the Board. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other award.

        17.2.  Interest Equivalents.

        Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide in the grant for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

        17.3.  Termination of Service.

        Except as may otherwise be provided by the Board either in the Award Agreement or in writing after the Award Agreement is issued, a Grantee's rights in all Dividend Equivalent Rights or interest equivalents shall automatically terminate upon the Grantee's termination of Service for any reason.

18.   CERTAIN PROVISIONS APPLICABLE TO AWARDS

        18.1.  Stand-Alone, Additional, Tandem, and Substitute Awards.

        Awards granted under the Plan may, in the discretion of the Board, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate, or any other right of a Grantee to receive payment from the Company or any Affiliate. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, the Board shall require the surrender of such other Award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Affiliate, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Deferred Stock or Restricted Stock), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options granted with an exercise price "discounted" by the amount of the cash compensation surrendered).

        18.2.  Form and Timing of Payment Under Awards; Deferrals.

        Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or an Affiliate upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Board shall determine, including, without limitation, cash, Stock, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Board or upon occurrence of one or more specified events. Installment or deferred payments may be required by the Board or permitted at the election of the Grantee on terms and conditions established by the Board. Payments may include, without limitation, provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock.

        18.3.  Performance and Annual Incentive Awards.

          18.3.1. Performance Conditions.

          The right of a Grantee to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Board. The Board may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce the amounts payable under any Award subject to performance conditions, except as limited under Sections 18.3.2 hereof in the case of a Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m). If and to the extent required under Code Section 162(m), any power or authority relating to a Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m), shall be exercised by the Committee and not the Board.

          18.3.2. Performance or Annual Incentive Awards Granted to Designated Covered Employees.

          If and to the extent that the Committee determines that a Performance or Annual Incentive Award to be granted to a Grantee who is designated by the Committee as likely to be a Covered Employee should qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance or Annual Incentive Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 18.3.2.

            (i)    Performance Goals Generally.    The performance goals for such Performance or Annual Incentive Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 18.3.2. Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain." The Committee may determine that such Performance or Annual Incentive Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance or Annual Incentive Awards. Performance goals may differ for Performance or Annual Incentive Awards granted to any one Grantee or to different Grantees.

            (ii)   Business Criteria.    One or more of the following business criteria for the Company, on a consolidated basis, and/or specified subsidiaries or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used exclusively by the Committee in establishing performance goals for such Performance or Annual Incentive Awards: (1) total stockholder return; (2) such total stockholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor's 500 Stock Index; (3) net income; (4) pretax earnings; (5) earnings before interest expense, taxes, depreciation and amortization; (6) pretax operating earnings after interest expense and before bonuses, service fees, and extraordinary or special items; (7) operating margin; (8) earnings per share; (9) return on equity; (10) return on capital; (11) return on investment; (12) operating earnings; (13) working capital; (14) ratio of debt to stockholders' equity and (15) revenue.

            (iii)  Performance Period; Timing For Establishing Performance Goals.    Achievement of performance goals in respect of Performance Awards shall be measured over a performance period of up to ten years and achievement of performance goals in respect of Annual Incentive Awards shall be measured over a performance period of up to one year, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance or Annual Incentive Awards, or at such other date as may be required or permitted for "performance-based compensation" under Code Section 162(m).

            (iv)  Performance or Annual Incentive Award Pool.    The Committee may establish a Performance or Annual Incentive Award pool, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Performance or Annual Incentive Awards.

            (v)   Settlement of Performance or Annual Incentive Awards; Other Terms.    Settlement of such Performance or Annual Incentive Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance or Annual Incentive Awards. The Committee shall specify the circumstances in which such Performance or Annual Incentive Awards shall be paid or forfeited in the event of termination of Service by the Grantee prior to the end of a performance period or settlement of Performance Awards.

          18.3.3. Written Determinations.

          All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards, and the amount of any Annual Incentive Award pool or potential individual Annual Incentive Awards and the amount of final Annual Incentive Awards, shall be made in writing in the case of any Award intended to qualify under Code Section 162(m). To the extent required to comply with Code Section 162(m), the Committee may delegate any responsibility relating to such Performance Awards or Annual Incentive Awards.

          18.3.4. Status of Section 18.3.2 Awards Under Code Section 162(m).

          It is the intent of the Company that Performance Awards and Annual Incentive Awards under Section 18.3.2 hereof granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder shall, if so designated by the Committee, constitute "qualified performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of

  Section 18.3.2, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Grantee will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards or an Annual Incentive Award, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan or any agreement relating to such Performance Awards or Annual Incentive Awards does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

19.   PARACHUTE LIMITATIONS

        Notwithstanding any other provision of this Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by a Grantee with the Company or any Affiliate, except an agreement, contract, or understanding hereafter entered into that expressly modifies or excludes application of this paragraph (an "Other Agreement"), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of Grantees or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee (a "Benefit Arrangement"), if the Grantee is a "disqualified individual," as defined in Section 280G(c) of the Code, any Option, Restricted Stock or Restricted Stock Unit held by that Grantee and any right to receive any payment or other benefit under this Plan shall not become exercisable or vested (i) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under this Plan, all Other Agreements, and all Benefit Arrangements, would cause any payment or benefit to the Grantee under this Plan to be considered a "parachute payment" within the meaning of Section 280G(b)(2) of the Code as then in effect (a "Parachute Payment") and (ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under this Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment. In the event that the receipt of any such right to exercise, vesting, payment, or benefit under this Plan, in conjunction with all other rights, payments, or benefits to or for the Grantee under any Other Agreement or any Benefit Arrangement would cause the Grantee to be considered to have received a Parachute Payment under this Plan that would have the effect of decreasing the after-tax amount received by the Grantee as described in clause (ii) of the preceding sentence, then the Grantee shall have the right, in the Grantee's sole discretion, to designate those rights, payments, or benefits under this Plan, any Other Agreements, and any Benefit Arrangements that should be reduced or eliminated so as to avoid having the payment or benefit to the Grantee under this Plan be deemed to be a Parachute Payment.

20.   REQUIREMENTS OF LAW

        20.1.  General.

        The Company shall not be required to sell or issue any shares of Stock under any Award if the sale or issuance of such shares would constitute a violation by the Grantee, any other individual exercising an Option, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Stock may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Specifically, in connection with the Securities Act, upon the exercise of any Option or the delivery of any shares of Stock underlying an Award, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Award, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the shares of Stock covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

        20.2.  Rule 16b-3.

        During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards pursuant to the Plan and the exercise of Options granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

        20.3.  Limitation Following a Hardship Distribution.

        To the extent required to comply with Treasury Regulation §1.401(k)-1(d)(2)(iv)(B)(4), or any amendment or successor thereto, a Grantee's "elective and employee contributions" (within the meaning of such Treasury Regulation) under the Plan shall be suspended for a period of twelve months following such Grantee's receipt of a hardship distribution made in reliance on such Treasury Regulation from any plan containing a cash or deferred arrangement under Section 401(k) of the Code maintained by the Company or a related party within the provisions of subsections (b), (c), (m) or (o) of Section 414 of the Code.

21.   AMENDMENT AND TERMINATION OF THE PLAN

        The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any shares of Stock as to which Awards have not been made; provided, however, that the Board shall not, without approval of the Company's shareholders, amend the Plan such that it does not comply with the Code. Except as permitted under this Section 21 or Section 22 hereof, no amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, alter or impair rights or obligations under any Award theretofore awarded under the Plan.

22.   EFFECT OF CHANGES IN CAPITALIZATION

        22.1.  Changes in Stock.

        If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares for which grants of Options and other Awards may be made under the Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which Awards are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options shall not change the aggregate Option Price payable with respect to shares that are subject to the unexercised portion of an Option outstanding but shall include a corresponding proportionate adjustment in the Option Price per share. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration. Notwithstanding the foregoing, in the event of a spin-off that results in no change in the number of outstanding shares of Stock of the Company, the Company may, in such manner as the Company deems appropriate, adjust (i) the number and kind of shares subject to outstanding Awards and/or (ii) the exercise price of outstanding Options and Stock Appreciation Rights.

        22.2.  Reorganization in Which the Company Is the Surviving Entity and in Which No Change in Control Occurs.

        Subject to Section 22.3 hereof, if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities in which no Change in Control occurs, any Option theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement evidencing an Award, any restrictions applicable to such Award shall apply as well to any replacement shares received by the Grantee as a result of the reorganization, merger or consolidation.

        22.3.  Reorganization, Sale of Assets or Sale of Stock Which Involves a Change in Control.

          (a)   Subject to Section 22.3(b), upon any transaction that results in a Change in Control, (i) all outstanding shares subject to Awards shall be deemed to have vested, and all restrictions and conditions applicable to such shares subject to Awards shall be deemed to have lapsed, immediately prior to the occurrence of such event, and (ii) all Options outstanding hereunder shall become immediately exercisable for a period of fifteen days immediately prior to the scheduled consummation of the event. Any exercise of an Option during such fifteen-day period shall be conditioned upon the consummation of the event and shall be effective only immediately before the consummation of the event. Upon consummation of any such event, the Plan and all outstanding but unexercised Options shall terminate. The Board shall send written notice of an event that will result in such a termination to all individuals who hold Options not later than the time at which the Company gives notice thereof to its shareholders.

          (b)   Section 22.3(a) shall not apply to the extent provision is made in writing in connection with a transaction described in Section 22.3(a) for the assumption of such Options theretofore granted, or for the substitution for such Options of new options covering the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares or units and exercise prices, in which event the Plan and Options theretofore granted shall continue in the manner and under the terms so provided.

        22.4.  Adjustments.

        Adjustments under this Section 22 related to shares of Stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share. The Board may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Grantee, for different provisions to apply to an Award in place of those described in Sections 22.1, 22.2 and 22.3.

        22.5.  No Limitations on Company.

        The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

23.   POOLING

        In the event any provision of the Plan or the Award Agreement would prevent the use of pooling of interests accounting in a corporate transaction involving the Company and such transaction is contingent upon pooling of interests accounting, then that provision shall be deemed amended or revoked to the extent required to preserve such pooling of interests. The Company may require in an Award Agreement that a Grantee who receives an Award under the Plan shall, upon advice from the Company, take (or refrain from taking, as appropriate) all actions necessary or desirable to ensure that pooling of interests accounting is available.

24.   DISCLAIMER OF RIGHTS

        No provision in the Plan or in any Award or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a director, officer, consultant or employee of the Company or an Affiliate. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan. No Grantee shall have any of the rights of a shareholder with respect to the shares of Stock subject to an Option except to the extent the certificates for such shares of Stock shall have been issued upon the exercise of the Option.

25.   NONEXCLUSIVITY OF THE PLAN

        Neither the adoption of the Plan nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options otherwise than under the Plan.

26.   WITHHOLDING TAXES

        The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any Federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any shares of Stock upon the exercise of an Option or pursuant to an Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company or the Affiliate, as the case may be, any amount that the Company or the Affiliate may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company or the Affiliate, which may be withheld by the Company or the Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or the Affiliate to withhold shares of Stock otherwise issuable to the Grantee or (ii) by delivering to the Company or the Affiliate shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or the Affiliate as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 26 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

27.   CAPTIONS

        The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

28.   OTHER PROVISIONS

        Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion.

29.   NUMBER AND GENDER

        With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

30.   SEVERABILITY

        If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

31.   GOVERNING LAW

        The validity and construction of this Plan and the instruments evidencing the Grants awarded hereunder shall be governed by the laws of the State of Colorado, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan and the instruments evidencing the Awards awarded hereunder to the substantive laws of any other jurisdiction.

* * *

        This Plan was duly adopted by the Board as of September 8, 2000, and approved by the stockholders on September 8, 2000, in each case so that the Plan was effective upon the closing of the initial public offering of the Company's common stock. This Plan was duly amended:

1.
By the Board of Directors on September 12, 2002 and approved by the stockholders at the Annual Meeting of Stockholders on October 31, 2002 to increase the number of shares reserved for issuance hereunder to 10,728,370 and the number of shares that may be issued as incentive stock options to 10,728,370.

2.
By the Board of Directors on September 11, 2008 and approved by the stockholders at the Annual Meeting of Stockholders on October 30, 2008 to extend the term of the Plan by an additional ten years to expire on September 8, 2020.

By:	/s/ JOHN R. MOORE John R. Moore, Secretary

 Appendix B

AMENDED AND RESTATED
ARRAY BIOPHARMA INC.
EMPLOYEE STOCK PURCHASE PLAN

As amended and restated on September 11, 2008,
subject to the approval of the stockholders

        The Board of Directors of Array BioPharma Inc. (the "Company") has adopted this Employee Stock Purchase Plan (the "Plan") to enable eligible employees of the Company and its participating Affiliates (as defined below), through payroll deductions or other cash contributions, to purchase shares of the Company's Common Stock, par value $0.001 per share (the "Common Stock"). The Plan is for the benefit of the employees of Array BioPharma Inc. and any participating Affiliates. The Plan is intended to benefit the Company by increasing the employees' interest in the Company's growth and success and encouraging employees to remain in the employ of the Company or its participating Affiliates. The provisions of the Plan are set forth below:

1.     SHARES SUBJECT TO THE PLAN.

        Subject to adjustment as provided in Section 26 below, the aggregate number of shares of Common Stock that may be made available for purchase by participating employees under the Plan is 2,250,000. The shares issuable under the Plan may, in the discretion of the Board of Directors of the Company (the "Board"), be either authorized but unissued shares or treasury shares.

2.     ADMINISTRATION.

        The Plan shall be administered under the direction of the Compensation Committee of the Board (the "Committee"). No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan.

3.     INTERPRETATION.

        It is intended that the Plan will meet the requirements for an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986 (the "Code"), and it is to be so applied and interpreted. Subject to the express provisions of the Plan, the Committee shall have authority to interpret the Plan, to prescribe, amend and rescind rules relating to it, and to make all other determinations necessary or advisable in administering the Plan (including any determinations that are reserved by the Board under this Plan), all of which determinations will be final and binding upon all persons.

4.     ELIGIBLE EMPLOYEES.

        Any employee of the Company or any of its participating Affiliates may participate in the Plan, except the following, who are ineligible to participate: (a) an employee whose customary employment is for less than five months in any calendar year; and (b) an employee who, after exercising his or her rights to purchase shares under the Plan, would own shares of Common Stock (including shares that may be acquired under any outstanding options) representing five percent or more of the total combined voting power of all classes of stock of the Company. The term "participating Affiliate" means any company or other trade or business that is a subsidiary of the Company (determined in accordance with the principles of Sections 424(e) and (f) of the Code and the regulations thereunder). The Board may at any time in its sole discretion, if it deems it advisable to do so, terminate the participation of the employees of a particular participating Affiliate.

5.     PARTICIPATION IN THE PLAN.

        An eligible employee may become a participating employee in the Plan by completing an election to participate in the Plan on a form provided by the Company and submitting that form to the Payroll Department of the Company. The form will authorize payroll deductions (as provided in Section 6 below) and authorize the purchase of shares of Common Stock for the employee's account in accordance with the terms of the Plan. Enrollment will become effective upon the first day of the first Offering Period. Notwithstanding the forgoing, the Board may, in its discretion, also choose to automatically enroll eligible employees in the Plan in connection with the first Offering Period coinciding with the Company's initial public offering. Eligible employees who are automatically enrolled in the Plan shall be deemed to have elected to purchase Common Stock with a total Purchase Price fixed by the Board at the time of the first Offering Period and payable as a lump sum, which total Purchase Price shall in no event be more than $25,000.

6.     OFFERINGS.

        At the time an eligible employee submits his or her election to participate in the Plan (as provided in Section 5 above), the employee shall elect to have deductions made from his or her pay on each pay day following his or her enrollment in the Plan, and for as long as he or she shall participate in the Plan. The deductions will be credited to the participating employee's account under the Plan. Pursuant to Section 5 above, the Board shall also have the authority to authorize in the election form the payment for shares of Common Stock through cash payments from participating employees. An employee may not during any Offering Period change his or her percentage of payroll deduction for that Offering Period, nor may an employee withdraw any contributed funds, other than in accordance with Sections 14 through 20 below.

7.     OFFERING PERIODS.

        The Offering Periods shall be determined by the Board. The first Offering Period under the Plan shall commence on the date determined by the Board.

        If the Purchase Price (as defined below) is determined on the last trading day of a Purchase Period (as defined below) as provided in Section 8 below because the price per share on such date is less than the price per share on the first trading date of the Offering Period, the Board may provide for the automatic termination of the Offering Period and the automatic commencement of a new Offering Period.

8.     RIGHTS TO PURCHASE COMMON STOCK; PURCHASE PRICE.

        Rights to purchase shares of Common Stock will be deemed granted to participating employees as of the first trading day of each Offering Period for a number of shares equal to $25,000 divided by 85% of the fair market value of the Common Stock on the first day of the Offering Period. The purchase price of each share of Common Stock (the "Purchase Price") shall be the lesser of 85 percent of the fair market value of the Common Stock (i) on the first trading day of the Offering Period or (ii) on the last trading day of such Offering Period; provided, further, that in no event shall the Purchase Price be less than the par value of the Common Stock. For purposes of the Plan, "fair market value" means the value of each share of Common Stock subject to the Plan on a given date determined as follows: if on such date the shares of Common Stock are listed on an established national or regional stock exchange, are admitted to quotation on The Nasdaq Stock Market, or are publicly traded on an established securities market, the fair market value of the shares of Common Stock shall be the closing price of the shares of Common Stock on such exchange or in such market (the highest such closing price if there is more than one such exchange or market) on such date or, if such date is not a trading day, on the trading day immediately preceding such date (or if there is no such reported closing price, the fair market value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no sale of the shares of Common Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the shares of Common Stock are not listed on such an exchange, quoted on such system or traded on such a market, fair market value shall be determined by the Board in good faith. Notwithstanding the foregoing, the fair market value of each share of Common Stock on the first day of the Offering Period that commences with the Company's initial public offering shall be the public offering price at which the shares of Common Stock are offered for sale in the initial public offering. On the first day of each Purchase Period that: (i) is not also the start of a new Offering Period and (ii) occurs in the same calendar year as an earlier Purchase Period, each participating employee's right to purchase shares of Common Stock granted under this Section 8 shall be reduced by the number of shares of Common Stock purchased on behalf of such participating employee in the immediately preceding Purchase Period.

        The Board may adopt several purchase periods (each a "Purchase Period") within a given Offering Period. If the Board adopts several purchase periods within an Offering Period, the Purchase Price shall be the lesser of 85 percent of the fair market value of the Common Stock (i) on the first trading day of the Offering Period or (ii) on the last trading day of such Purchase Period; provided, further, that in no event shall the Purchase Price be less than the par value of the Common Stock.

9.     TIMING OF PURCHASE; PURCHASE LIMITATION.

        Unless a participating employee has given prior written notice terminating such employee's participation in the Plan, or the employee's participation in the Plan has otherwise been terminated as provided in Sections 14 through 20 below, such employee will be deemed to have exercised automatically his or her right to purchase Common Stock on the last trading day of the Offering Period (except as provided in Section 14 below) for the number of shares of Common Stock which the accumulated funds in the employee's account at that time will purchase at the Purchase Price, subject to the participation adjustment provided for in Section 13 below and subject to adjustment under Section 26 below. Notwithstanding any other provision of the Plan, no employee may purchase in any one calendar year under the Plan and all other "employee stock purchase plans" of the Company and its participating Affiliates shares of Common Stock having an aggregate fair market value in excess of $25,000, determined as of the first trading date of the Offering Period as to shares purchased during such period. Effective upon the last trading day of the Offering Period, a participating employee will become a stockholder with respect to the shares purchased during such period, and will thereupon have all dividend, voting and other ownership rights incident thereto. Notwithstanding the foregoing, no shares shall be sold pursuant to the Plan unless the Plan is approved by the Company's stockholders in accordance with Section 25 below.

10.   ISSUANCE OF STOCK CERTIFICATES.

        On the last trading day of the Offering Period, a participating employee will be credited with the number of shares of Common Stock purchased for his or her account under the Plan during such Offering Period. The Board may permit or require that shares be deposited directly with a broker designated by the Board or to a designated agent of the Company, and the Board may utilize electronic or automated methods of share transfer. The Board may require that shares be retained with such broker or agent for a designated period of time (and may restrict dispositions for a period of up to 12 months from the date of purchase) and/or may establish other procedures to permit tracking of disqualifying dispositions of such shares or to restrict transfer of such shares. The Company shall retain the amount of payroll deductions or the lump-sum payment used to purchase shares of Common Stock as full payment for the shares of Common Stock and the shares of Common Stock shall then be fully paid and non-assessable.

11.   WITHHOLDING OF TAXES.

        To the extent that a participating employee realizes income in connection with an acquisition, sale or other transfer of any shares of Common Stock acquired under the Plan, the Company may withhold amounts needed to cover such taxes from any payments otherwise due and owing to the participating employee or from shares that would otherwise be issued to the participating employee hereunder. Any participating employee who sells or otherwise transfers shares purchased under the Plan within two years after the beginning of the Offering Period in which the shares were purchased must within 30 days of such transfer notify the Payroll Department of the Company in writing of such transfer. Notwithstanding any implication herein to the contrary, this Section 11 shall not be interpreted in a manner to impose an withholding obligations on an entity other than the Company.

12.   ACCOUNT STATEMENTS.

        The Company will cause a statement to be delivered to each participating employee for each Offering Period during which the employee purchases Common Stock under the Plan, reflecting the amount of payroll deductions or other cash contributions during the Offering Period, the number of shares purchased for the employee's account, the price per share of the shares purchased for the employee's account and the number of shares held for the employee's account at the end of the Offering Period.

13.   PARTICIPATION ADJUSTMENT.

        If in any Offering Period the number of unsold shares that may be made available for purchase under the Plan pursuant to Section 1 above is insufficient to permit exercise of all rights deemed exercised by all participating employees pursuant to Section 9 above, a participation adjustment will be made, and the number of shares purchasable by all participating employees will be reduced proportionately. Any funds then remaining in a participating employee's account after such exercise will be refunded to the employee.

14.   CHANGES IN ELECTIONS TO PURCHASE.

        (a)   A participating employee may, at any time prior to the last trading day of the Offering Period, by written notice to the Company, direct the Company to cease payroll deductions (or, if the payment for shares is being made through periodic cash payments, notify the Company that such payments will be terminated), and the amount in the employee's account will be distributed and the employee's option to purchase will terminate, unless the employee elects, by written notice to the Company, not to have such amount distributed, in which event such amount shall remain in the employee's account and available to exercise his or her option to purchase shares under the Plan during such Offering Period.

        (b)   Any participating employee may increase or decrease his or her payroll deduction or periodic cash payments, to take effect on the first day of the next Offering Period, by delivering to the Company a new form regarding election to participate in the Plan under Section 5 above.

        (c)   Notwithstanding subsection 14(b) above, any participating employee may increase (subject to the maximum limitation on purchases under the Plan provided for in Section 9 and any additional limitations imposed by section 423 of the Code) or decrease his or her payroll deduction, to take effect on the first day of the next Purchase Period, by delivering to the Company a new form regarding election to participate in the Plan under Section 5 above. The Company may impose reasonable administrative restrictions on the frequency of changes in payroll deductions, required advance notice for changes in payroll deductions and on the minimum amount of payroll deductions.

15.   VOLUNTARY TERMINATION OF EMPLOYMENT OR DISCHARGE.

        In the event a participating employee voluntarily leaves the employ of the Company or a participating Affiliate, otherwise than by retirement under a plan of the Company or a participating Affiliate, or is discharged for cause prior to the last day of the Offering Period, the amount in the employee's account will be distributed and the employee's option to purchase will terminate.

16.   RETIREMENT OR SEVERANCE.

        In the event a participating employee who has an option to purchase shares leaves the employ of the Company or a participating Affiliate because of retirement under a plan of the Company or a participating Affiliate, or because of termination of the employee's employment by the Company or a participating Affiliate for any reason except discharge for cause, the participating employee may elect, within 10 days after the date of such retirement or termination, one of the following alternatives:

        (a)   The employee's option to purchase shall be reduced to the number of shares which may be purchased, as of the last day of the Offering Period, with the amount then credited to the employee's account; or

        (b)   Withdraw the amount in such employee's account and terminate such employee's option to purchase.

        In the event the participating employee does not make an election within the aforesaid 10-day period, he or she will be deemed to have elected subsection 16(b) above.

17.   LAY-OFF, AUTHORIZED LEAVE OF ABSENCE OR DISABILITY.

        Payroll deductions for shares for which a participating employee has an option to purchase may be suspended during any period of absence of the employee from work due to lay-off, authorized leave of absence or disability or, if the employee so elects, periodic payments for such shares may continue to be made in cash.

        If such employee returns to active service prior to the last day of the Offering Period, the employee's payroll deductions will be resumed and if said employee did not make periodic cash payments during the employee's period of absence, the employee shall, by written notice to the Company's Payroll Department within 10 days after the employee's return to active service, but not later than the last day of the Offering Period, elect:

        (a)   To make up any deficiency in the employee's account resulting from a suspension of payroll deductions by an immediate cash payment;

        (b)   Not to make up such deficiency, in which event the number of shares to be purchased by the employee shall be reduced to the number of whole shares which may be purchased with the amount, if any, then credited to the employee's account plus the aggregate amount, if any, of all payroll deductions to be made thereafter; or

        (c)   Withdraw the amount in the employee's account and terminate the employee's option to purchase.

        A participating employee on lay-off, authorized leave of absence or disability on the last day of the Offering Period shall deliver written notice to his or her employer on or before the last day of the Offering Period, electing one of the alternatives provided in the foregoing clauses (a), (b) and (c) of this Section 17. If any employee fails to deliver such written notice within 10 days after the employee's return to active service or by the last day of the Offering Period, whichever is earlier, the employee shall be deemed to have elected subsection 17(c) above.

        If the period of a participating employee's lay-off, authorized leave of absence or disability shall terminate on or before the last day of the Offering Period, and the employee shall not resume active employment with the Company or a participating Affiliate, the employee shall receive a distribution in accordance with the provisions of Section 16 of this Plan.

18.   DEATH.

        In the event of the death of a participating employee while the employee's option to purchase shares is in effect, the legal representatives of such employee may, within three months after the employee's death (but no later than the last day of the Offering Period) by written notice to the Company or participating Affiliate, elect one of the following alternatives:

        (a)   The employee's option to purchase shall be reduced to the number of shares which may be purchased, as of the last day of the Offering Period, with the amount then credited to the employee's account; or

        (b)   Withdraw the amount in such employee's account and terminate such employee's option to purchase.

        In the event the legal representatives of such employee fail to deliver such written notice to the Company or participating Affiliate within the prescribed period, the election to purchase shares shall terminate and the amount, then credited to the employee's account shall be paid to such legal representatives.

19.   FAILURE TO MAKE PERIODIC CASH PAYMENTS.

        Under any of the circumstances contemplated by this Plan, where the purchase of shares is to be made through periodic cash payments in lieu of payroll deductions, the failure to make any such payments shall reduce, to the extent of the deficiency in such payments, the number of shares purchasable under this Plan.

20.   TERMINATION OF PARTICIPATION.

        A participating employee will be refunded all moneys in his or her account, and his or her participation in the Plan will be terminated if either (a) the Board elects to terminate the Plan as provided in Section 25 below, or (b) the employee ceases to be eligible to participate in the Plan under Section 4 above. As soon as practicable following termination of an employee's participation in the Plan, the Company will deliver to the employee a check representing the amount in the employee's account and a stock certificate representing the number of whole shares held in the employee's account. Once terminated, participation may not be reinstated for the then current Offering Period, but, if otherwise eligible, the employee may elect to participate in any subsequent Offering Period.

21.   ASSIGNMENT.

        No participating employee may assign his or her rights to purchase shares of Common Stock under the Plan, whether voluntarily, by operation of law or otherwise. Any payment of cash or issuance of shares of Common Stock under the Plan may be made only to the participating employee (or, in the event of the employee's death, to the employee's estate). Once a stock certificate has been issued to the employee or for his or her account, such certificate may be assigned the same as any other stock certificate.

22.   APPLICATION OF FUNDS.

        All funds received or held by the Company under the Plan may be used for any corporate purpose until applied to the purchase of Common Stock and/or refunded to participating employees. Participating employees' accounts will not be segregated.

23.   NO RIGHT TO CONTINUED EMPLOYMENT.

        Neither the Plan nor any right to purchase Common Stock under the Plan confers upon any employee any right to continued employment with the Company or any of its participating Affiliates, nor will an employee's participation in the Plan restrict or interfere in any way with the right of the Company or any of its participating Affiliates to terminate the employee's employment at any time.

24.   AMENDMENT OF PLAN.

        The Board may, at any time, amend the Plan in any respect (including an increase in the percentage specified in Section 8 above used in calculating the Purchase Price); provided, however, that without approval of the stockholders of the Company no amendment shall be made (a) increasing the number of shares specified in Section 1 above that may be made available for purchase under the Plan (except as provided in Section 26 below) or (b) changing the eligibility requirements for participating in the Plan. No amendment may be made that impairs the vested rights of participating employees.

25.   EFFECTIVE DATE; TERM AND TERMINATION OF THE PLAN.

        The Plan shall be effective as of the date of adoption by the Board, which date is set forth below, subject to approval of the Plan by a majority of the votes present and entitled to vote at a duly held meeting of the shareholders of the Company at which a quorum representing a majority of all outstanding voting stock is present, either in person or by proxy; provided, however, that upon approval of the Plan by the shareholders of the Company as set forth above, all rights to purchase shares granted under the Plan on or after the effective date shall be fully effective as if the shareholders of the Company had approved the Plan on the effective date. If the shareholders fail to approve the Plan on or before one year after the effective date, the Plan shall terminate, any rights to purchase shares granted hereunder shall be null and void and of no effect, and all contributed funds shall be refunded to participating employees. The Board may terminate the Plan at any time and for any reason or for no reason, provided that such termination shall not impair any rights of participating employees that have vested at the time of termination. In any event, the Plan shall, without further action of the Board, terminate on September 8, 2020 or, if earlier, at such time as all shares of Common Stock that may be made available for purchase under the Plan pursuant to Section 1 above have been issued.

26.   EFFECT OF CHANGES IN CAPITALIZATION.

        a.     Changes in Stock.

        If the number of outstanding shares of Common Stock is increased or decreased or the shares of Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend, or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the effective date of the Plan, the number and kinds of shares that may be purchased under the Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which rights are outstanding shall be similarly adjusted so that the proportionate interest of a participating employee immediately following such event shall, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in outstanding rights shall not change the aggregate Purchase Price payable by a participating employee with respect to shares subject to such rights, but shall include a corresponding proportionate adjustment in the Purchase Price per share. Notwithstanding the foregoing, in the event of a spin-off that results in no change in the number of outstanding shares of stock of the Company, the Company may, in such manner as the Company deems appropriate, adjust (i) the number and kind of shares for which rights are outstanding under the Plan, and (ii) the Purchase Price per share.

        b.     Reorganization in Which the Company Is the Surviving Corporation.

        Subject to Subsection (c) of this Section 26, if the Company shall be the surviving corporation in any reorganization, merger or consolidation of the Company with one or more other corporations, all outstanding rights under the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to such rights would have been entitled immediately following such reorganization, merger or consolidation, with a corresponding proportionate adjustment of the Purchase Price per share so that the aggregate Purchase Price thereafter shall be the same as the aggregate Purchase Price of the shares subject to such rights immediately prior to such reorganization, merger or consolidation.

        c.     Reorganization in Which the Company Is Not the Surviving Corporation, Sale of Assets or Stock, and other Corporate Transactions.

        Upon any dissolution or liquidation of the Company, or upon a merger, consolidation or reorganization of the Company with one or more other corporations in which the Company is not the surviving corporation, or upon a sale of all or substantially all of the assets of the Company to another corporation, or upon any transaction (including, without limitation, a merger or reorganization in which the Company is the surviving corporation) approved by the Board that results in any person or entity owning more than 50 percent of the combined voting power of all classes of stock of the Company, the Plan and all rights outstanding hereunder shall terminate, except to the extent provision is made in writing in connection with such transaction for the continuation of the Plan and/or the assumption of the rights theretofore granted, or for the substitution for such rights of new rights covering the stock of a successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares and exercise prices, in which event the Plan and rights theretofore granted shall continue in the manner and under the terms so provided. In the event of any such termination of the Plan, the Offering Period shall be deemed to have ended on the last trading day prior to such termination, and in accordance with Section 10 above the rights of each participating employee then outstanding shall be deemed to be automatically exercised on such last trading day. The Board shall send written notice of an event that will result in such a termination to all participating employees not later than the time at which the Company gives notice thereof to its stockholders.

        d.     Adjustments.

        Adjustments under this Section 26 related to stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding, and conclusive.

        e.     No Limitations on Company.

        The grant of a right pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

27.   GOVERNMENTAL REGULATION.

        The Company's obligation to issue, sell and deliver shares of Common Stock pursuant to the Plan is subject to such approval of any governmental authority and any national securities exchange or other market quotation system as may be required in connection with the authorization, issuance or sale of such shares.

28.   STOCKHOLDER RIGHTS.

        Any dividends paid on shares held by the Company for a participating employee's account will be transmitted to the employee. The Company will deliver to each participating employee who purchases shares of Common Stock under the Plan, as promptly as practicable by mail or otherwise, all notices of meetings, proxy statements, proxies and other materials distributed by the Company to its stockholders. Any shares of Common Stock held for an employee's account will be voted in accordance with the employee's duly delivered and signed proxy instructions. There will be no charge to participating employees in connection with such notices, proxies and other materials.

29.   RULE 16b-3.

        Transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or any successor provision under the Securities Exchange Act of 1934, as amended. If any provision of the Plan or action by the Board fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Board. Moreover, in the event the Plan does not include a provision required by Rule 16b-3 to be stated herein, such provision (other than one relating to eligibility requirements, or the price and amount of awards) shall be deemed automatically to be incorporated by reference into the Plan.

30.   PAYMENT OF PLAN EXPENSES.

        The Company will bear all costs of administering and carrying out the Plan.

* * *

        This Plan was duly adopted and approved by the Board of Directors of the Company on the 8th day of September 2000 and approved by the stockholders of the Company on the 8th day of September 2000, in each case effective upon the closing of the initial public offering of the Company's common stock. This Plan was duly amended:

1.
By the Board of Directors as of the 17th day of November 2000 in accordance with Section 24 to add the second paragraph to Section 7 and the second paragraph to Section 8.

2.
By the Board of Directors as of the 12th day of September 2002 and approved by the stockholders at the Annual Meeting of Stockholders on October 31, 2002, (i) to increase the number of shares reserved for issuance hereunder from 800,000 to 1,200,000 in Section 1, and (ii) to remove subparagraph (d) from Section 4.

3.
By the Board of Directors as of the 29th day of April 2004, (i) to amend the first sentence of Section 8 and add a new sentence to the end of Section 8, and (ii) to add a new subparagraph (c) to Section 14.

4.
By the Board of Directors as of the 9th day of December 2005 and approved by the stockholders at the Annual Meeting of Stockholders on November 2, 2006, (i) to increase the number of shares reserved for issuance hereunder to 1,650,000 in Section 1, (ii) to remove subparagraph (a) from Section 4, and (iii) to amend Section 14(a).

5.
By the Board of Directors as of the 11th day of September 2008 and approved by the stockholders at the Annual Meeting of Stockholders on October 30, 2008, (i) to increase the number of shares reserved for issuance hereunder to 2,250,000 in Section 1, and (ii) to extend the term of the Plan by an additional ten years to expire on September 8, 2020.

By:	/s/ JOHN R. MOORE John R. Moore, Secretary

REVOCABLE PROXY

ARRAY BIOPHARMA INC.
3200 Walnut Street, Boulder, Colorado 80301

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD OCTOBER 30, 2008

        The undersigned stockholder of Array BioPharma Inc. (the "Company") hereby appoints Robert E. Conway, R. Michael Carruthers and John R. Moore, and each of them, as attorneys and proxies of the undersigned, with full power of substitution and with authority in each of them to act in the absence of the other, to vote and act for the undersigned stockholder at the Annual Meeting of Stockholders to be held at 2:00 p.m., Mountain Time, on October 30, 2008, at the offices of Array BioPharma Inc., 1825 33rd Street, Boulder, Colorado 80301, and at any adjournments or postponements thereof, upon the following matters and in accordance with the following instructions, with discretionary authority as to any and all other business that may properly come before the meeting.

        The undersigned hereby acknowledges prior receipt of a copy of the Notice of Annual Meeting of Stockholders and Proxy Statement dated September 24, 2008 and the Company's Annual Report to Stockholders, and hereby revokes any proxy or proxies heretofore given. This proxy may be revoked at any time before it is voted by delivering to the Secretary of the Company either a written revocation of proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.

PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY, USING THE ENCLOSED ENVELOPE, TO ENSURE A QUORUM AT THE ANNUAL MEETING. IT IS IMPORTANT TO RESPOND, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. DELAY IN RETURNING YOUR PROXY MAY SUBJECT THE COMPANY TO ADDITIONAL EXPENSE.

Proposal One:	Re-election of three directors to the Board of Directors to serve a term of three years, or until their successors have been duly elected and qualified.
	Nominees:		Marvin H. Caruthers, Ph.D. Robert E. Conway Kyle A. Lefkoff
	☐	FOR all nominees listed above.
	☐	WITHHOLD AUTHORITY to vote for all nominees
	☐	WITHHOLD AUTHORITY to vote for all nominees EXCEPT:
(fill in nominee name(s))
Proposal Two:
Approval of two amendments to the Array BioPharma Inc. Employee Stock Purchase Plan (the "ESPP") (i) to increase the number of shares of common stock reserved for issuance under the ESPP by 600,000 shares, to an aggregate of 2,250,000 shares, and (ii) to extend the term of the ESPP by an additional ten years, to expire on September 8, 2020.
	☐	FOR	☐	AGAINST	☐	ABSTAIN
Proposal Three:
Approval of an amendment to the Amended and Restated Array BioPharma Inc. Stock Option and Incentive Plan, as amended (the "Option Plan") to extend the term of the Option Plan by an additional ten years, to expire on September 8, 2020.
	☐	FOR	☐	AGAINST	☐	ABSTAIN
Proposal Four:	Ratification of the appointment of KPMG LLP as the Company's independent registered public accountants for the fiscal year ending June 30, 2009.
	☐	FOR	☐	AGAINST	☐	ABSTAIN

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED "FOR" PROPOSALS
ONE, TWO, THREE AND FOUR IF UNMARKED, UNLESS CONTRARY DIRECTION IS GIVEN.

        If you receive more than one proxy card, please sign and return all cards in the accompanying envelope.

  ☐
  MARK HERE IF YOU PLAN TO VOTE YOUR SHARES AT THE ANNUAL MEETING.

	Date:	, 2008.
Signature of Stockholder
	Date:	, 2008.
Signature of Stockholder

Please sign exactly as your name appears on this Proxy. When shares are held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

QuickLinks

PROPOSAL 1 ELECTION OF DIRECTORS
PROPOSAL 2 APPROVAL OF AMENDMENTS TO EMPLOYEE STOCK PURCHASE PLAN
Equity Compensation Plan Information
PROPOSAL 3 AMENDMENT TO THE AMENDED AND RESTATED ARRAY BIOPHARMA INC. STOCK OPTION AND INCENTIVE PLAN
PROPOSAL 4 RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
AUDIT COMMITTEE REPORT
PRINCIPAL STOCKHOLDERS
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION COMPENSATION DISCUSSION AND ANALYSIS
COMPENSATION COMMITTEE REPORT
COMPENSATION COMMITTEE
Summary Compensation Table
Grants of Plan-Based Awards
Outstanding Equity Awards At Fiscal Year End
Option Exercises and Stock Vested
Non-Qualified Deferred Compensation Table
COMPENSATION OF DIRECTORS
Director Compensation Table
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
CERTAIN RELATIONSHIPS AND TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
STOCKHOLDER PROPOSALS FOR 2009 ANNUAL MEETING
Submission of Stockholder Proposals for Inclusion in Next Year's Annual Meeting Proxy Statement
Other Stockholder Proposals for Presentation at Next Year's Annual Meeting
Stockholder Nominations to the Board of Directors
VOTING PROCEDURES AND COSTS OF PROXY SOLICITATION
  Appendix A
AMENDED AND RESTATED ARRAY BIOPHARMA INC. STOCK OPTION AND INCENTIVE PLAN
  Appendix B
AMENDED AND RESTATED ARRAY BIOPHARMA INC. EMPLOYEE STOCK PURCHASE PLAN